                     U.S. SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) October 15, 2002

                           ---------------------------

                                 Citigroup Inc.
        ----------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

      Delaware                      1-9924                      52-1568099
   ---------------                -----------               -------------------
   (State or other                (Commission                  (IRS Employer
   jurisdiction of                File Number)              Identification No.)
   incorporation)


                    399 Park Avenue, New York, New York 10043
        ----------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


                                 (212) 559-1000
        ----------------------------------------------------------------
              (Registrant's telephone number, including area code)

                                                               [CITIGROUP LOGO]

                                 Citigroup Inc.
                           Current Report on Form 8-K

ITEM 5.  OTHER EVENTS.

On October 15, 2002, Citigroup Inc. reported that third quarter GAAP net income rose 23% from the comparable period last year to $3.92 billion. GAAP net income included the results for Travelers Property Casualty prior to the spin-off which was completed on August 20, 2002, as well as a $27 million restructuring reserve release and $114 million in realized losses in the company's insurance investment portfolio. Adjusted for these items, Citigroup's core income for the third quarter was $3.79 billion, a 17% increase over the third quarter of 2001. Core income per share, diluted, increased 19% to $0.74. Revenues for the company increased 10% in the quarter. Return on Common Equity was 19.4%.

For the nine months ended September 30, 2002, Citigroup's GAAP net income was $12.85 billion, increasing 25% over the prior year period, with GAAP net income per share, diluted, of $2.47. Core income of $11.21 billion reflected a 14% increase, and core earnings per share, diluted, rose 14% to $2.16. Revenue for the nine months ended September 30 increased 10% to $56.8 billion.

"We are exceptionally pleased with the performance of our businesses this quarter, during what has been a period of challenging business conditions," said Sanford I. Weill, Chairman and Chief Executive Officer of Citigroup. "We generated double-digit income growth while continuing to strengthen our reserves and capital position and reduce costs. Our revenues increased by 10% while our expenses fell by 2%. Further, this strong performance took place against the backdrop of macroeconomic challenges in Argentina and the political uncertainty in Brazil, which negatively impacted our results, as well as exceptionally weak equity markets, which have reduced the value of our proprietary investment portfolio and led to further realized losses in the insurance portfolios. The $323 million after tax gain that we realized on the sale of our building at 399 Park Avenue provided an offset to extremely poor results for our proprietary investment activities.

"Our Global Consumer business has continued to extend its franchise with record income, up 13% in the quarter. The 14% income growth achieved by our Global Investment Management business reflects that business's success in overcoming the impact of declining equity markets and outperforming its industry. The Global Corporate and Investment Bank continues to lead the industry in market share and fees, ranking #1 once again in Global Underwriting and #1 in Disclosed Fees. Credit losses, however, remain high in the corporate bank and we have taken steps this quarter to build our reserve for loan losses in response to continued credit deterioration.

"Foremost in our minds has been restoring the trust of our customers and shareholders, and we continue to focus our efforts on resolving the issues facing our industry. The appointment of Chuck Prince, a talented and trusted manager, as the head of our Global Corporate and Investment Bank, will help our company to accelerate necessary changes in some of our business practices. I am also very pleased that a distinguished member of our Board, Mike Masin, has joined our management team as Chief Operating Officer. Mike will also head up our newly-formed Business Practices Committee, spearheading a company-wide effort to ensure that we are at the leading edge of raising business standards in our industry.

"We have made progress towards the resolution of the current regulatory scrutiny. During the quarter, we reached an agreement with the FTC regarding consumer lending practices of the former Associates, and we also resolved with the NASD issues relating to Winstar. We will continue to strive to have a constructive dialogue with regulators," said Weill.

                                                               [CITIGROUP LOGO]
Highlights of the quarter included:

o Revenues grew 10%, while expenses declined 2%. Expense reductions reflect a continuing focus on reducing controllable expenses across the company, including lower headcount and compensation levels in the Global Corporate and Investment Bank, further operating and technology expense reductions in Global Transaction Services, and improving operating leverage in Global Investment Management. In addition, the discontinuance of amortization of goodwill and certain intangibles in accordance with FAS 142 accounted for a $94 million after tax reduction in expenses from the third quarter of 2001.
o Citigroup built its reserve for loan losses by $283 million in excess of net credit losses in the third quarter, increasing the total reserve for loan losses to $10.7 billion. Credit costs remained high in Citigroup's Global Corporate and Investment Bank. Corporate cash basis loans increased $252 million, or 6%, from the second quarter. The Global Consumer net credit loss rate declined 16 basis points from the second quarter, to 3.18%, largely reflecting improvements in the company's CitiCards portfolio. However, consumer delinquencies have increased slightly from the second quarter.
o Citigroup resolved the FTC's lawsuit, regarding lending practices of the former Associates prior to its acquisition by Citigroup, for $215 million, which has largely been covered by existing reserves. Citigroup also reached a settlement with the NASD relating to Winstar. Citigroup will recognize the financial impact, if any, related to the resolution of other regulatory matters when such impact can be reasonably estimated. Any impact is not expected to be material to the company's financial condition.
o The company successfully completed the spin-off of Travelers Property Casualty during the quarter, retaining an approximately 9.9% interest. The historical results of Travelers Property Casualty are now being reported as a discontinued operation.
o Citigroup's return on common equity for the third quarter was 19.4% and the company's total equity, including trust preferred securities, equaled $86.9 billion at September 30, 2002. During the quarter, Citigroup repurchased
     77.2 million common shares, for a total cost of $2.45 billion, bringing the total number of shares repurchased in 2002 to 133.4 million. Common shares outstanding declined 56 million from the second quarter to 5.06 billion. At quarter end, the company had $5.75 billion available for future share repurchases under existing authorizations.
o GLOBAL FINANCE Magazine named Citigroup "Best Corporate Bank" and "Best Consumer Bank" in its annual survey of global banking institutions.

GLOBAL CONSUMER
Core income of $2.22 billion for the third quarter, up 13%. Highlights included:

o CARDS, which now serves 102 million accounts in 47 countries, increased income by 21% to a record $849 million. Growth in North America Cards of 25% (which includes the card operations of Banamex) led the overall increase, with 18% revenue growth which offset higher marketing expenditures and a 35-basis point increase in the net credit loss rate over last year. Loss rates improved 61 basis points from the second quarter. Receivables grew by 5% to $111.1 billion. Also included in North America results were a $206 million addition to the loan loss reserve established in accordance with FFIEC guidance related to past due interest and late fees on the on-balance sheet credit card receivables offset by net gains recognized due to changes in estimates in the timing of revenue recognition on securitizations. In the international markets, income rose 2%, with strong growth in Japan and CEEMEA offsetting weakness in Argentina and Hong Kong.
o CONSUMER FINANCE income rose 1%, as 9% income growth in North America was offset by a decline in international income of 11%. Revenue growth of 4% in North America was driven by a 7% volume increase, while expenses declined 8%. Loss rates in North America increased by 31 basis points over last year, but improved by 31 basis points from the second quarter. In international markets, strong income growth in Europe was offset by the impact of higher losses in Japan as well as volume pressure resulting from tighter underwriting standards.
o RETAIL BANKING income increased 19%, reflecting strong performance across all regions, with the exception of Latin America due to the difficult operating conditions in Argentina. In North America, income growth of 25% included 27% growth at Citibanking, driven by higher deposit volumes, as well as 24% income growth for Consumer Assets, which continued to experience record levels of mortgage refinancings and substantial volume growth in student loans. International markets performed well, with income growth of 40% in Western Europe and 25% in CEEMEA.

                                                               [CITIGROUP LOGO]

GLOBAL CORPORATE AND INVESTMENT BANK
Core income of $1.20 billion for the third quarter, down 7%. Highlights included:

o CAPITAL MARKETS AND BANKING income fell 8%, as 4% revenue growth and substantial expense reductions were offset by an increase in the provision for credit losses. Growth in principal transactions revenue, led by strong performance in fixed income, as well as higher commission levels, partly offset a decline in investment banking revenues. Expenses were 10% lower than the prior year quarter and 22% lower than the second quarter, largely due to reductions in headcount and incentive compensation reflecting lower year-to-date risk-adjusted revenues. The provision for credit losses was $710 million, a $498 million increase over the third quarter of 2001, and included writeoffs on telecom and Argentina-related loans, as well as a $190 million addition to the loan loss reserve in excess of net credit losses. Additionally, the quarter's results included an $88 million reduction to revenues related to the writedown of Argentine securities.
o Income for TRANSACTION SERVICES, which includes Global Securities Services and e-Business, rose 21%, as the business continued to significantly reduce expenses. Expenses declined 10% from the prior year quarter, with sizable reductions realized in the expense base, which were partly offset by higher credit costs in Argentina. Business volumes were strong, including a 15% increase in assets under custody, which helped to offset lower spreads and a decline in global market values.
o PRIVATE CLIENT income declined 8% from the third quarter of 2001, as revenues were negatively impacted by lower asset-based fees and margin interest income, resulting from sharp equity market declines. As a result, annualized revenue per Financial Consultant declined 3% to $435,000. Expense reductions supported a pre-tax margin of 19%. Net flows were $7 billion in the quarter, and total client assets were $860 billion at quarter end. Assets in SSB's Bank Deposit Program totaled $40 billion.

GLOBAL INVESTMENT MANAGEMENT
Core income of $435 million for the third quarter, up 14%. Highlights included:

o LIFE INSURANCE AND ANNUITIES income decreased 1%. Income for Travelers Life and Annuity declined 4%, as lower net investment income was partly offset by continued growth in business volumes. Business volumes remained strong with a 5% increase in individual and group annuity account balances, despite a drop in variable annuity account balances, and 30% growth in net written life insurance premiums. International Insurance contributed $13 million, primarily reflecting the addition of Banamex and other operations in Latin America.
o THE PRIVATE BANK generated record income for the third consecutive quarter, with an increase of 26% to $115 million. Revenues rose 13%, reflecting increased client trading activity, lending, and structured products activity. Client business volumes increased 5% to $157 billion. Income growth was led by a 43% increase in the U.S., as well as strong results in Asia, including Japan.
o Income for ASSET MANAGEMENT, which includes Retirement Services, increased 32%, reflecting the addition of the asset management and retirement services businesses of Banamex. Assets under management grew 7% to $452 billion, including the investment portfolio of Travelers Property Casualty, which Citigroup manages on a third-party basis following the spin-off. Citigroup Asset Management's market share of proprietary channels was 37% in the Salomon Smith Barney Private Client Division, 72% in Primerica Financial Services and 42% in Citibanking North America.

CITIGROUP INTERNATIONAL
Core income for Citigroup's international operations, which are fully reflected in the product disclosures above, declined 16% from the prior year, largely due to higher credit losses in the Global Corporate and Investment Bank and weaker business performance in Latin America. Citigroup International contributed $972 million or 26% of the company's total core income in the third quarter.

o JAPAN'S income of $364 million represented a 27% increase, led by strong results at Nikko Salomon Smith Barney, the consumer bank and the Private Bank. Contributions from the recent consumer finance acquisitions in that country also boosted results, and partly offset higher credit losses in that business.

                                                               [CITIGROUP LOGO]

o ASIA'S income increased 29% to $355 million, led by strong customer volume growth in cards, retail banking and investment products, as well as improvements in corporate banking from a weak prior year quarter.
o WESTERN EUROPE contributed $184 million in income, an 8% decline, reflecting higher corporate loan losses and lower business volume. Consumer results were strong, with income rising 37%, reflecting strong performance from the company's consumer franchises in Germany and the U.K.
o CEEMEA'S income rose 19% to $175 million, led by 46% income growth for consumer, reflecting continued expansion of cards and retail banking in the region, and corporate income growth of 15%.
o LATIN AMERICA posted a loss of $106 million, reflecting a $98 million reduction to revenues and a $241 million increase in the loan loss provision related to the writedown of Argentine sovereign and corporate instruments.

PROPRIETARY INVESTMENT ACTIVITIES AND CORPORATE/OTHER
Citigroup's Proprietary Investment Activities recorded a loss of $123 million in the third quarter, which included a $323 million after tax gain on the sale of 399 Park Avenue. Results for the company's proprietary investment portfolios were negatively impacted by significantly lower market values for publicly traded securities, reflecting the continued decline in major market indexes, as well as writedowns on private equity investments primarily in Argentina and Brazil. Corporate/Other income was $56 million, reflecting lower funding costs and realized gains from the sale of fixed income securities.

                                     # # #

FORWARD-LOOKING STATEMENTS

Certain of the statements contained herein that are not historical facts are forward-looking statements within the meaning of the Private Securities Litigation Reform Act. The Company's actual results may differ materially from those included in the forward-looking statements. Forward-looking statements are typically identified by words or phrases such as "believe," "expect," "anticipate," "intend," "estimate," "target," "may increase," "may fluctuate," "may result in," "are projected," and similar expressions. These forward-looking statements involve risks and uncertainties including, but not limited to, the following: general economic conditions, including the performance of financial markets and interest rates; the impact of the resolution of regulatory matters on the Company's financial condition; and the Company's ability to leverage the performance of its leading product franchises globally and build upon a strong local presence in every region of the world to grow market share and profitability.

                                     # # #

A financial summary follows. Additional financial, statistical and business-related information, as well as business and segment trends, is included in the Financial Supplement.

                                                               [CITIGROUP LOGO]

---------------------------------------------------------------------------------------------------------------------------------
CITIGROUP SEGMENT INCOME - PRODUCT VIEW                          THIRD QUARTER                      NINE MONTHS
                                                          -------------------------      %     ------------------------      %
(In Millions of Dollars, except per share data)               2002          2001       Change     2002       2001          Change
---------------------------------------------------------------------------------------------------------------------------------

   GLOBAL CONSUMER
        Cards .........................................   $    849    $    701          21    $  2,172    $  1,826          19
        Consumer Finance ..............................        555         549           1       1,656       1,437          15
        Retail Banking ................................        867         731          19       2,331       1,870          25
        Other .........................................        (49)        (19)         NM        (116)        (55)         NM
                                                         ----------------------              ----------------------
   TOTAL GLOBAL CONSUMER ..............................      2,222       1,962          13       6,043       5,078          19
                                                         ----------------------              ----------------------

   GLOBAL CORPORATE AND INVESTMENT BANK
        Capital Markets and Banking ...................        924       1,006          (8)      3,023       3,240          (7)
        Private Client ................................        168         182          (8)        569         584          (3)
        Transaction Services ..........................        121         100          21         407         307          33
        Other .........................................        (10)          7          NM         (65)         30          NM
                                                         ----------------------              ----------------------
   TOTAL GLOBAL CORPORATE AND INVESTMENT BANK .........      1,203       1,295          (7)      3,934       4,161          (5)
                                                         ----------------------              ----------------------

   GLOBAL INVESTMENT MANAGEMENT
        Life Insurance and Annuities ..................        183         185          (1)        642         636           1
        Private Bank ..................................        115          91          26         340         278          22
        Asset Management ..............................        137         104          32         400         279          43
                                                         ----------------------              ----------------------
   TOTAL GLOBAL INVESTMENT MANAGEMENT .................        435         380          14       1,382       1,193          16
                                                         ----------------------              ----------------------

   PROPRIETARY INVESTMENT ACTIVITIES ..................       (123)       (249)         51        (158)       (111)        (42)
   CORPORATE / OTHER ..................................         56        (133)         NM          12        (508)         NM
                                                         ----------------------              ----------------------
   CORE INCOME ........................................      3,793       3,255          17      11,213       9,813          14
                                                         ----------------------              ----------------------

   Restructuring-Related Items -- After-tax (A) .......         27         (84)         NM          24        (295)         NM
   Realized Insurance Investment Portfolio
     Gains / (Losses), After-tax ......................       (114)         64          NM        (218)        140          NM
                                                         ----------------------              ----------------------
   INCOME FROM CONTINUING OPERATIONS ..................      3,706       3,235          15      11,019       9,658          14
   Discontinued Operations, After-tax  (B) ............        214         (58)         NM       1,875         751          NM
   Cumulative Effect of Accounting Changes (C) ........          -           -           -         (47)       (158)         70
                                                         ----------------------              ----------------------
   NET INCOME .........................................   $  3,920    $  3,177          23    $ 12,847    $ 10,251          25
---------------------------------------------------------------------------------------------------------------------------------

   DILUTED EARNINGS PER SHARE:
   NET INCOME (D) .....................................   $   0.76    $   0.61          25    $   2.47    $   1.98          25
   CORE INCOME ........................................   $   0.74    $   0.62          19    $   2.16    $   1.90          14

---------------------------------------------------------------------------------------------------------------------------------

(A) Restructuring-related items in the 2001 first quarter related principally to severance and costs associated with the reduction of staff in the Global Corporate and Investment Bank businesses, in the 2001 second quarter related principally to severance and costs associated with the reduction of staff primarily in the Global Corporate and Investment Bank and Global Consumer businesses, in the 2001 third quarter primarily related to the acquisition of Banamex and the integration of its operations, in the 2002 first quarter primarily related to severance and costs associated with the reduction of staff in Argentina within the Latin America consumer and corporate businesses, and in the 2002 second and third quarters primarily related to reductions in the reserve due to changes in estimates.

(B) Travelers Property Casualty Corp. (TPC) (a wholly-owned subsidiary of Citigroup on December 31, 2001) sold 231,000,000 shares of class A common stock at $18.50 per share in an initial public offering (IPO) on March 27, 2002. Citigroup made a tax-free distribution to its stockholders of a portion of its ownership interest in TPC on August 20, 2002. Discontinued Operations includes the operations of TPC, the $1.270 billion ($1.158 billion after-tax) gain on the IPO and income taxes on the operations and IPO gain. Citigroup remains a holder of approximately 9.9% of TPC's common equity.

(C) Accounting Changes refer to the 2001 first quarter adoption of Statement of Financial Accounting Standards No. 133, "Accounting for Derivative Instruments and Hedging Activities", as amended (SFAS 133), the 2001 second quarter adoption of EITF issue 99-20, "Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial Assets" (EITF 99-20), and the 2002 first quarter adoption of the remaining provisions of SFAS No. 142, "Goodwill and Other Intangible Assets" (SFAS 142).

(D) Diluted EPS from Income from Continuing Operations was $0.72 and $2.12 in the 2002 third quarter and nine months, compared to $0.62 and $1.87 in the respective 2001 periods.

NM Not meaningful

Reclassified to conform to the current period's presentation.

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
------------------------------------------------------------------------------------------------------------------------------
CITIGROUP CORE INCOME  - REGIONAL VIEW                        THIRD QUARTER                       NINE MONTHS
                                                         ----------------------        %     ---------------------        %
(In Millions of Dollars)                                      2002        2001      Change        2002        2001      Change
------------------------------------------------------------------------------------------------------------------------------
   NORTH AMERICA (EXCLUDING MEXICO) (1)
        Consumer ......................................   $  1,408    $  1,238          14    $  3,910    $  3,308          18
        Corporate .....................................        877         794          10       2,559       2,277          12
        Investment Management .........................        319         306           4       1,028         988           4
                                                         ----------------------              ---------------------
   TOTAL NORTH AMERICA (EXCLUDING MEXICO) .............      2,604       2,338          11       7,497       6,573          14
                                                         ----------------------              ---------------------
   MEXICO (2)
        Consumer ......................................        205         112          83         531          85          NM
        Corporate .....................................         26           4          NM         169          45          NM
        Investment Management .........................         53          19          NM         171          36          NM
                                                         ----------------------              ---------------------
   TOTAL MEXICO .......................................        284         135          NM         871         166          NM
                                                         ----------------------              ---------------------
   WESTERN EUROPE
        Consumer ......................................        158         115          37         433         317          37
        Corporate .....................................         25          85         (71)        184         397         (54)
        Investment Management .........................          1           -           -          (3)          2          NM
                                                         ----------------------              ---------------------
   TOTAL WESTERN EUROPE ...............................        184         200          (8)        614         716         (14)
                                                         ----------------------              ---------------------
   JAPAN
        Consumer ......................................        265         259           2         759         706           8
        Corporate .....................................         87          19          NM         107         121         (12)
        Investment Management .........................         12           9          33          44          23          91
                                                         ----------------------              ---------------------
   TOTAL JAPAN ........................................        364         287          27         910         850           7
                                                         ----------------------              ---------------------
   ASIA (EXCLUDING JAPAN)
        Consumer ......................................        176         157          12         467         443           5
        Corporate .....................................        153         101          51         513         454          13
        Investment Management .........................         26          18          44          81          59          37
                                                         ----------------------              ---------------------
   TOTAL ASIA (EXCLUDING JAPAN) .......................        355         276          29       1,061         956          11
                                                         ----------------------              ---------------------
   LATIN AMERICA
        Consumer ......................................        (25)         57          NM        (143)        161          NM
        Corporate .....................................       (100)        175          NM          (5)        492          NM
        Investment Management .........................         19          22         (14)         47          63         (25)
                                                         ----------------------              ---------------------
   TOTAL LATIN AMERICA ................................       (106)        254          NM        (101)        716          NM
                                                         ----------------------              ---------------------
   CENTRAL & EASTERN EUROPE, MIDDLE EAST & AFRICA
        Consumer ......................................         35          24          46          86          58          48
        Corporate .....................................        135         117          15         407         375           9
        Investment Management .........................          5           6         (17)         14          22         (36)
                                                         ----------------------              ---------------------
   TOTAL CENTRAL & EASTERN EUROPE, MIDDLE EAST & AFRICA        175         147          19         507         455          11
                                                         ----------------------              ---------------------

   PROPRIETARY INVESTMENT ACTIVITIES ..................       (123)       (249)         51        (158)       (111)        (42)
   CORPORATE / OTHER ..................................         56        (133)         NM          12        (508)         NM
                                                         ----------------------              ---------------------

   CORE INCOME ........................................   $  3,793    $  3,255          17    $ 11,213    $  9,813          14

------------------------------------------------------------------------------------------------------------------------------

(1) Excludes Proprietary Investment Activities and Corporate / Other.

(2) Includes the operations of Banamex from August 6, 2001 forward.

NM  Not meaningful

Reclassified to conform to the current period's presentation.

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                                                               [CITIGROUP LOGO]

-------------------------------------------------------------------------------------------------------------------------
CITIGROUP SEGMENT ADJUSTED REVENUE - PRODUCT VIEW       THIRD QUARTER                          NINE MONTHS
                                                   ----------------------       %      ----------------------        %
(In Millions of Dollars)                                2002        2001      Change        2002        2001      Change
-------------------------------------------------------------------------------------------------------------------------

   GLOBAL CONSUMER
      Cards .....................................   $  4,689    $  4,032          16    $ 13,179    $ 11,313          16
      Consumer Finance ..........................      2,439       2,300           6       7,143       6,631           8
      Retail Banking ............................      3,317       3,042           9       9,868       8,118          22
      Other .....................................         45          82         (45)        141         226         (38)
                                                   ----------  ----------              ----------  ----------
   TOTAL GLOBAL CONSUMER ........................     10,490       9,456          11      30,331      26,288          15
                                                   ----------  ----------              ----------  ----------

   GLOBAL CORPORATE AND INVESTMENT BANK
      Capital Markets and Banking ...............      4,013       3,868           4      13,153      13,193          (0)
      Private Client ............................      1,399       1,450          (4)      4,399       4,507          (2)
      Transaction Services ......................        891         856           4       2,665       2,649           1
      Other .....................................        (58)        (60)          3        (261)       (143)        (83)
                                                   ----------  ----------              ----------  ----------
   TOTAL GLOBAL CORPORATE AND INVESTMENT BANK ...      6,245       6,114           2      19,956      20,206          (1)
                                                   ----------  ----------              ----------  ----------

   GLOBAL INVESTMENT MANAGEMENT
      Life Insurance and Annuities ..............      1,073         972          10       3,291       3,156           4
      Private Bank ..............................        412         366          13       1,262       1,134          11
      Asset Management ..........................        518         546          (5)      1,559       1,553           0
                                                   ----------  ----------              ----------  ----------
   TOTAL GLOBAL INVESTMENT MANAGEMENT ...........      2,003       1,884           6       6,112       5,843           5
                                                   ----------  ----------              ----------  ----------

   PROPRIETARY INVESTMENT ACTIVITIES ............       (101)       (360)         72         (78)       (124)         37
   CORPORATE / OTHER ............................        137         (87)         NM         506        (324)         NM
                                                   ----------  ----------              ----------  ----------
   TOTAL ADJUSTED REVENUE .......................   $ 18,774    $ 17,007          10    $ 56,827    $ 51,889          10

-------------------------------------------------------------------------------------------------------------------------

NM Not meaningful

Reclassified to conform to the current period's presentation.

CITIGROUP -  QUARTERLY FINANCIAL DATA SUPPLEMENT
--------------------------------------------------------------------------------
                                                                     PAGE NUMBER


CITIGROUP CONSOLIDATED
     FINANCIAL SUMMARY                                                    1
     SEGMENT CORE INCOME:
           Product View                                                   2
           Regional View                                                  3
     SEGMENT ADJUSTED NET REVENUES:
           Product View                                                   4
           Regional View                                                  5
SEGMENT DETAIL
     GLOBAL CONSUMER:
         CARDS
         Income Summary and Key Indicators                                6
         Geographic Distribution                                          7
         CitiCards and Diners Club N.A.                                   8
         CONSUMER FINANCE
         Income Summary and Key Indicators                                9
         Geographic Distribution                                         10
         CitiFinancial                                                   11
         RETAIL BANKING
         Income Summary and Key Indicators                               12
         Geographic and Business Distribution                            13
     GLOBAL CORPORATE AND INVESTMENT BANK:
         Income Statement                                                14
         Revenue Details                                                 15
         Capital Markets and Banking                                     16
         Private Client                                                  17
         Transaction Services                                            18
     GLOBAL INVESTMENT MANAGEMENT:
         Life Insurance and Annuities                                    19
         Private Bank                                                    20
         Asset Management                                                21
     PROPRIETARY INVESTMENT ACTIVITIES                                   22
     Insurance Investment Portfolio                                      23
CITIGROUP SUPPLEMENTAL DETAIL
     Consolidated Statement of Income                                    24
     Earnings Analysis - Managed Basis                                   25
     Consolidated Statement of Financial Position                        26
     Consumer Loan Delinquency Amounts, Net Credit Losses and Ratios     27
     Reserve for Loan Losses                                             28
     Non-Performing Assets                                               29
--------------------------------------------------------------------------------

CITIGROUP -- FINANCIAL SUMMARY
(In millions of dollars, except per share amounts)


   CITIGROUP, THE PREEMINENT GLOBAL FINANCIAL SERVICES COMPANY WITH SOME 200 MILLION CUSTOMER ACCOUNTS IN MORE THAN 100 COUNTRIES, PROVIDES CONSUMERS,
    CORPORATIONS, GOVERNMENTS AND INSTITUTIONS A COMPLETE RANGE OF FINANCIAL
                             PRODUCTS AND SERVICES.

------------------------------------------------------------------------------------------------------------------------------------
                                                         1Q          2Q          3Q          4Q          1Q          2Q
                                                        2001        2001        2001        2001        2002        2002
                                                     ----------  ----------  ----------  ----------  ----------  ----------

NET INCOME                                           $   3,538   $   3,536   $   3,177   $   3,875   $   4,843   $   4,084
Discontinued Operations, After-tax                        (468)       (341)         58        (304)     (1,406)       (255)
Cumulative Effect of Accounting Changes                     42         116           -          -           47           -
                                                     ----------  ----------  ----------  ----------  ----------  ----------
INCOME FROM CONTINUING OPERATIONS                        3,112       3,311        3,235       3,571       3,484       3,829
Restructuring Related Items, After-tax                      80         131           84         (13)         29         (26)
Realized Insurance Investment Portfolio
  (Gains) / Losses, After-tax                              (74)         (2)         (64)         46         (16)        120
                                                     ----------  ----------  ----------  ----------  ----------  ----------
CORE INCOME                                          $   3,118   $   3,440   $    3,255  $    3,604     $ 3,497     $ 3,923
                                                     ==========  ==========  ==========  ==========  ==========  ==========


BASIC EARNINGS PER SHARE:
NET INCOME                                           $    0.70   $    0.70   $    0.62   $    0.75       $ 0.94      $ 0.80
                                                     ==========  ==========  ==========  ==========  ==========  ==========
INCOME FROM CONTINUING OPERATIONS                    $    0.62   $    0.66   $    0.63   $    0.69       $ 0.68      $ 0.75
                                                     ==========  ==========  ==========  ==========  ==========  ==========
CORE INCOME                                          $    0.62   $    0.69   $    0.64   $    0.70       $ 0.68      $ 0.77
                                                     ==========  ==========  ==========  ==========  ==========  ==========

WEIGHTED AVERAGE COMMON SHARES
     APPLICABLE TO BASIC EPS                           4,984.7     4,979.6     5,060.8     5,101.8      5,110.5     5,096.7
                                                     ==========  ==========  ==========  ==========  ==========  ==========

PREFERRED DIVIDENDS - BASIC                          $      28        $ 28        $ 28        $ 26         $ 21        $ 21
                                                     ==========  ==========  ==========  ==========  ==========  ==========

DILUTED EARNINGS PER SHARE:
NET INCOME                                           $    0.69   $     0.69      $ 0.61     $ 0.74       $ 0.93      $ 0.78
                                                     ==========  ==========  ==========  ==========  ==========  ==========
INCOME FROM CONTINUING OPERATIONS                    $    0.60   $     0.64      $ 0.62     $ 0.68       $ 0.66      $ 0.73
                                                     ==========  ==========  ==========  ==========  ==========  ==========
CORE INCOME                                          $    0.60   $     0.67      $ 0.62     $ 0.69      $ 0.67       $ 0.75
                                                     ==========  ==========  ==========  ==========  ==========  ==========

ADJUSTED WEIGHTED AVERAGE COMMON SHARES
     APPLICABLE TO DILUTED EPS                         5,110.0      5,100.0     5,169.0     5,209.1     5,209.8     5,185.8
                                                     ==========  ==========  ==========  ==========  ==========  ==========

PREFERRED DIVIDENDS - DILUTED                        $      28         $ 28        $ 28       $ 26         $ 21        $ 21
                                                     ==========  ==========  ==========  ==========  ==========  ==========

COMMON SHARES OUTSTANDING, AT PERIOD END               5,033.7      5,026.1     5,144.2     5,148.7     5,165.4     5,118.1
                                                     ==========  ==========  ==========  ==========  ==========  ==========

TIER 1 CAPITAL RATIO                                      8.56%       8.82%       8.20%       8.42%       9.13%       9.20%
                                                     ==========  ==========  ==========  ==========  ==========  ==========
TOTAL CAPITAL RATIO                                      11.31%      11.49%      10.77%      10.92%      11.59%      11.75%
                                                     ==========  ==========  ==========  ==========  ==========  ==========
LEVERAGE RATIO                                            6.10%       6.17%       5.65%       5.64%       5.89%       5.93%
                                                     ==========  ==========  ==========  ==========  ==========  ==========

TOTAL ASSETS, AT PERIOD END (IN BILLIONS)             $   944.3     $ 953.4   $ 1,068.2   $ 1,051.5   $ 1,057.7   $ 1,083.3
                                                     ==========  ==========  ==========  ==========  ==========  ==========
STOCKHOLDERS' EQUITY, AT PERIOD END (IN BILLIONS)    $    68.7       $ 70.5      $ 78.4      $ 81.2      $ 83.6      $ 85.7
                                                     ==========  ==========  ==========  ==========  ==========  ==========
STOCKHOLDERS' EQUITY AND TRUST SECURITIES, AT
  PERIOD END (IN BILLIONS)                               $ 73.6      $ 75.1      $ 85.5      $ 88.4      $ 90.3      $ 92.5
                                                     ==========  ==========  ==========  ==========  ==========  ==========

BOOK VALUE PER SHARE, AT PERIOD END                       $ 13.29   $ 13.68     $ 14.90     $ 15.48     $ 15.92     $ 16.47
                                                     ==========  ==========  ==========  ==========  ==========  ==========

RETURN ON COMMON EQUITY (NET INCOME)                      21.7%       20.9%       17.1%       19.5%       24.0%       19.5%
                                                     ==========  ==========  ==========  ==========  ==========  ==========
RETURN ON COMMON EQUITY (CORE INCOME)
   -  Restated to reflect                                 22.9%       24.3%       20.6%       21.0%       19.9%       20.7%
                                                     ==========  ==========  ==========  ==========  ==========  ==========
     Travelers Property Casualty Corp. as a
        Discontinued Operation


                                                                     3Q 2002 vs.       YTD         YTD         YTD 3Q 2002 VS.
                                                         3Q      3Q 2001 INCREASE/      3Q          3Q      YTD 3Q 2001 INCREASE/
                                                        2002        (DECREASE)         2001        2002          (DECREASE)
                                                     ----------  -----------------  ----------  ----------  ---------------------
NET INCOME                                           $    3,920         23%         $   10,251    $ 12,847           25%
Discontinued Operations, After-tax                         (214)                          (751)     (1,875)
Cumulative Effect of Accounting Changes                       -                            158          47
                                                     ----------                     ----------  ----------
INCOME FROM CONTINUING OPERATIONS                        3,706          15%              9,658      11,019           14%
Restructuring Related Items, After-tax                     (27)                            295         (24)
Realized Insurance Investment Portfolio
  (Gains) / Losses, After-tax                              114                            (140)        218
                                                     ----------                     ----------  ----------
CORE INCOME                                            $ 3,793          17%            $ 9,813    $ 11,213           14%
                                                     ==========                     ==========  ==========


BASIC EARNINGS PER SHARE:
NET INCOME                                               $ 0.77         24%             $ 2.03      $ 2.52           24%
                                                     ==========                     ==========  ==========
INCOME FROM CONTINUING OPERATIONS                        $ 0.73         16%             $ 1.91      $ 2.16           13%
                                                     ==========                     ==========  ==========
CORE INCOME                                              $ 0.75         17%             $ 1.94      $ 2.19           13%
                                                     ==========                     ==========  ==========

WEIGHTED AVERAGE COMMON SHARES
     APPLICABLE TO BASIC EPS                            5,036.6                       5,008.4      5,081.3
                                                     ==========                     ==========  ==========

PREFERRED DIVIDENDS - BASIC                                $ 21                         $  84         $ 63
                                                     ==========                     ==========  ==========

DILUTED EARNINGS PER SHARE:
NET INCOME                                              $ 0.76          25%            $ 1.98       $ 2.47           25%
                                                     ==========                     ==========  ==========
INCOME FROM CONTINUING OPERATIONS                       $ 0.72          16%            $ 1.87       $ 2.12           13%
                                                     ==========                     ==========  ==========
CORE INCOME                                             $ 0.74          19%            $ 1.90       $ 2.16           14%
                                                     ==========                     ==========  ==========

ADJUSTED WEIGHTED AVERAGE COMMON SHARES
     APPLICABLE TO DILUTED EPS                          5,110.5                       5,126.3      5,168.7
                                                     ==========                     ==========  ==========

PREFERRED DIVIDENDS - DILUTED                              $ 21                        $ 84        $ 63
                                                     ==========                     ==========  ==========

COMMON SHARES OUTSTANDING, AT PERIOD END                5,062.0                       5,144.2    5,062.0
                                                     ==========                     ==========  ==========

TIER 1 CAPITAL RATIO                                       9.1%   *                     8.20%         9.1%   *
                                                     ==========                     ==========  ==========
TOTAL CAPITAL RATIO                                       11.9%   *                    10.77%        11.9%   *
                                                     ==========                     ==========  ==========
LEVERAGE RATIO                                             5.7%   *                     5.65%         5.7%   *
                                                     ==========                     ==========  ==========
TOTAL ASSETS, AT PERIOD END (IN BILLIONS)             $ 1,031.6   *                $ 1,068.2     $ 1,031.6   *
                                                     ==========                     ==========  ==========
STOCKHOLDERS' EQUITY, AT PERIOD END (IN BILLIONS)        $ 80.8   *                   $ 78.4        $ 80.8   *
                                                     ==========                     ==========  ==========
STOCKHOLDERS' EQUITY AND TRUST SECURITIES, AT
  PERIOD END (IN BILLIONS)                               $ 86.9   *                   $ 85.5        $ 86.9   *
                                                     ==========                     ==========  ==========

BOOK VALUE PER SHARE, AT PERIOD END                     $ 15.68   *                  $ 14.90       $ 15.68   *
                                                     ==========                     ==========  ==========

RETURN ON COMMON EQUITY (NET INCOME)                      19.1%   *                    19.8%          20.9%  *
                                                     ==========                     ==========  ==========
RETURN ON COMMON EQUITY (CORE INCOME)
   -  Restated to reflect                                 19.4%   *                    22.6%          19.9%  *
                                                     ==========                     ==========  ==========
     Travelers Property Casualty Corp. as a
        Discontinued Operation

Reclassified to conform to the current period's presentation.

* Preliminary
-------------------------------------------------------------------------------
                                                                         Page 1

CITIGROUP --  SEGMENT CORE INCOME
PRODUCT VIEW
(In millions of dollars)

------------------------------------------------------------------------------------------------------------------------------------
                                                         1Q          2Q          3Q          4Q          1Q          2Q
                                                        2001        2001        2001        2001        2002        2002
                                                     ----------  ----------  ----------  ----------  ----------  ----------

GLOBAL CONSUMER:
    Cards                                             $ 578       $   547       $  701    $   721     $   588        $ 735
    Consumer Finance                                    397           491          549        488         536          565
    Retail Banking                                      553           586          731        721         721          743
    Other                                               (23)          (13)         (19)       (45)        (33)         (34)
                                                     ----------  ----------  ----------  ----------  ----------  ----------
      TOTAL GLOBAL CONSUMER                           1,505         1,611        1,962      1,885       1,812        2,009
                                                     ----------  ----------  ----------  ----------  ----------  ----------
GLOBAL CORPORATE AND INVESTMENT BANK:
    Capital Markets and Banking                       1,201         1,033        1,006        768       1,029        1,070
    Private Client                                      196           206          182        189         197          204
    Transaction Services                                 91           116          100        113          82          204
    Other                                               (12)           35            7         24         (22)         (33)
                                                     ----------  ----------  ----------  ----------  ----------  ----------
       TOTAL GLOBAL CORPORATE AND INVESTMENT BANK     1,476         1,390        1,295      1,094        1,286       1,445
                                                     ----------  ----------  ----------  ----------  ----------  ----------
GLOBAL INVESTMENT MANAGEMENT:
    Life Insurance and Annuities                        215           236          185        200         204          255
    Private Bank                                         95            92           91         94         112          113
    Asset Management                                     91            84          104        125         126          137
                                                     ----------  ----------  ----------  ----------  ----------  ----------
       TOTAL GLOBAL INVESTMENT MANAGEMENT               401           412          380        419         442          505
                                                     ----------  ----------  ----------  ----------  ----------  ----------
PROPRIETARY INVESTMENT ACTIVITIES (1)                   (68)          206         (249)       335          35          (70)
CORPORATE / OTHER                                      (196)         (179)        (133)      (129)        (78)          34


------------------------------------------------------------------------------------------------------------------------------------
TOTAL CORE INCOME                                   $ 3,118       $ 3,440      $ 3,255    $ 3,604     $ 3,497       $ 3,923
------------------------------------------------------------------------------------------------------------------------------------

                                                                     3Q 2002 vs.       YTD         YTD         YTD 3Q 2002 VS.
                                                         3Q      3Q 2001 INCREASE/      3Q          3Q      YTD 3Q 2001 INCREASE/
                                                        2002        (DECREASE)         2001        2002          (DECREASE)
                                                     ----------  -----------------  ----------  ----------  ---------------------

GLOBAL CONSUMER:
    Cards                                            $  849             21%            1,826     $ 2,172            19%
    Consumer Finance                                    555              1%            1,437       1,656            15%
    Retail Banking                                      867             19%            1,870       2,331            25%
    Other                                               (49)            NM               (55)       (116)           NM
                                                     ----------  -----------------  ----------  ----------  ---------------------
      TOTAL GLOBAL CONSUMER                           2,222             13%            5,078       6,043            19%
                                                     ----------  -----------------  ----------  ----------  ---------------------
GLOBAL CORPORATE AND INVESTMENT BANK:
    Capital Markets and Banking                         924             (8%)           3,240       3,023            (7%)
    Private Client                                      168             (8%)             584         569            (3%)
    Transaction Services                                121             21%              307         407            33%
    Other                                               (10)             NM               30         (65)           NM
                                                     ----------  -----------------  ----------  ----------  ---------------------
       TOTAL GLOBAL CORPORATE AND INVESTMENT BANK     1,203             (7%)           4,161       3,934           (5%)
                                                     ----------  -----------------  ----------  ----------  ---------------------
GLOBAL INVESTMENT MANAGEMENT:
    Life Insurance and Annuities                        183             (1%)             636         642            1%
    Private Bank                                        115             26%              278         340           22%
    Asset Management                                    137             32%              279         400           43%
                                                     ----------  -----------------  ----------  ----------  ---------------------
       TOTAL GLOBAL INVESTMENT MANAGEMENT               435             14%            1,193       1,382           16%
                                                     ----------  -----------------  ----------  ----------  ---------------------
PROPRIETARY INVESTMENT ACTIVITIES (1)                  (123)            51%             (111)       (158)         (42%)
CORPORATE / OTHER                                        56             NM              (508)         12           NM


------------------------------------------------------------------------------------------------------------------------------------
TOTAL CORE INCOME                                   $ 3,793             17%           $ 9,813   $ 11,213          14%
------------------------------------------------------------------------------------------------------------------------------------

(1) Excludes Realized Insurance Investment Portfolio Gains (Losses) primarily from the Life Insurance and Annuities, and Primerica Financial Services businesses.

NM Not meaningful

Reclassified to conform to the current period's presentation.

CITIGROUP --  SEGMENT CORE INCOME
REGIONAL VIEW
(In millions of dollars)


                                                         1Q          2Q          3Q          4Q          1Q          2Q
                                                        2001        2001        2001        2001        2002        2002
                                                     ----------  ----------  ----------  ----------  ----------  ----------


NORTH AMERICA (EXCLUDING MEXICO) (1)
   Consumer                                         $ 1,005         $ 1,065    $ 1,238     $ 1,275     $ 1,215   $ 1,287
   Corporate                                            731             752        794         542         907       775
   Investment Management                                327             355        306         328         357       352
                                                     ----------  ----------  ----------  ----------  ----------  ----------
      TOTAL NORTH AMERICA (EXCLUDING MEXICO)          2,063           2,172      2,338       2,145       2,479     2,414
                                                     ----------  ----------  ----------  ----------  ----------  ----------
MEXICO (2)
   Consumer                                             (14)            (13)       112         110         145       181
   Corporate                                             19              22          4          61          98        45
   Investment Management                                  7              10         19          46          48        70
                                                     ----------  ----------  ----------  ----------  ----------  ----------
      TOTAL MEXICO                                       12              19        135         217         291       296
                                                     ----------  ----------  ----------  ----------  ----------  ----------
WESTERN EUROPE
   Consumer                                             104              98        115         130         134       141
   Corporate                                            186             126         85         146          44       115
   Investment Management                                  1               1          -           4          (7)        3
                                                     ----------  ----------  ----------  ----------  ----------  ----------
      TOTAL WESTERN EUROPE                              291             225        200         280         171       259
                                                     ----------  ----------  ----------  ----------  ----------  ----------
JAPAN
   Consumer                                             205             242        259         257         240       254
   Corporate                                             98               4         19         (21)         23        (3)
   Investment Management                                  8               6          9          10          16        16
                                                     ----------  ----------  ----------  ----------  ----------  ----------
      TOTAL JAPAN                                       311             252        287         246         279       267
                                                     ----------  ----------  ----------  ----------  ----------  ----------
ASIA (EXCLUDING JAPAN)
   Consumer                                             142             144        157         165         145       146
   Corporate                                            128             225        101         176         175       185
   Investment Management                                 27              14         18          20          27        28
                                                     ----------  ----------  ----------  ----------  ----------  ----------
      TOTAL ASIA                                        297             383        276         361         347       359
                                                     ----------  ----------  ----------  ----------  ----------  ----------
LATIN AMERICA
   Consumer                                              49              55         57         (78)        (92)      (26)
    Corporate                                           162             155        175          57         (92)      187
   Investment Management                                 23              18         22           2          (3)       31
                                                     ----------  ----------  ----------  ----------  ----------  ----------
      TOTAL LATIN AMERICA                               234             228         254         (19)      (187)      192
                                                     ----------  ----------  ----------  ----------  ----------  ----------
CENTRAL & EASTERN EUROPE, MIDDLE EAST & AFRICA
   Consumer                                              14              20         24          26          25        26
   Corporate                                            152             106        117         133         131       141
   Investment Management                                  8               8          6           9           4         5
                                                     ----------  ----------  ----------  ----------  ----------  ----------
      TOTAL CENTRAL & EASTERN EUROPE, MIDDLE EAST
        & AFRICA                                        174             134        147         168         160       172
                                                     ----------  ----------  ----------  ----------  ----------  ----------

PROPRIETARY INVESTMENT ACTIVITIES                       (68)            206       (249)        335          35       (70)
CORPORATE / OTHER                                      (196)           (179)      (133)       (129)        (78)       34


------------------------------------------------------------------------------------------------------------------------------------
TOTAL CORE INCOME                                   $ 3,118         $ 3,440    $ 3,255     $ 3,604     $ 3,497   $ 3,923
------------------------------------------------------------------------------------------------------------------------------------



                                                                     3Q 2002 vs.       YTD         YTD         YTD 3Q 2002 VS.
                                                         3Q      3Q 2001 INCREASE/      3Q          3Q      YTD 3Q 2001 INCREASE/
                                                        2002        (DECREASE)         2001        2002          (DECREASE)
                                                     ----------  -----------------  ----------  ----------  ---------------------

NORTH AMERICA (EXCLUDING MEXICO) (1)
   Consumer                                         $ 1,408            14%        $ 3,308      $ 3,910               18%
   Corporate                                            877            10%          2,277        2,559               12%
   Investment Management                                319             4%            988        1,028                4%
                                                     ----------                     ----------   --------
      TOTAL NORTH AMERICA (EXCLUDING MEXICO)          2,604            11%          6,573        7,497               14%
                                                     ----------                     ----------   --------
MEXICO (2)
   Consumer                                             205            83%             85          531               NM
   Corporate                                             26            NM              45          169               NM
   Investment Management                                 53            NM              36          171               NM
                                                     ----------                     ----------   --------
      TOTAL MEXICO                                      284            NM             166          871               NM
                                                     ----------                     ----------   --------
WESTERN EUROPE
   Consumer                                             158            37%            317          433               37%
   Corporate                                             25           (71%)           397          184              (54%)
   Investment Management                                  1             -               2           (3)              NM
                                                     ----------                     ----------   --------
      TOTAL WESTERN EUROPE                              184            (8%)           716          614              (14%)
                                                     ----------                     ----------   --------
JAPAN
   Consumer                                             265             2%            706          759                8%
   Corporate                                             87            NM             121          107              (12%)
   Investment Management                                 12            33%             23           44               91%
                                                     ----------                     ----------   --------
      TOTAL JAPAN                                       364            27%            850          910                7%
                                                     ----------                     ----------   --------
ASIA (EXCLUDING JAPAN)
   Consumer                                             176            12%            443          467                5%
   Corporate                                            153            51%            454          513               13%
   Investment Management                                 26            44%             59           81               37%
                                                     ----------                   ----------   ----------
      TOTAL ASIA                                        355            29%            956        1,061               11%
                                                     ----------                   ----------   ----------
LATIN AMERICA
   Consumer                                             (25)           NM             161         (143)              NM
   Corporate                                           (100)           NM             492           (5)              NM
   Investment Management                                 19           (14%)            63           47              (25%)
                                                     ----------                   ----------   ----------
      TOTAL LATIN AMERICA                              (106)           NM             716         (101)              NM
                                                     ----------                   ----------   ----------
CENTRAL & EASTERN EUROPE, MIDDLE EAST & AFRICA
   Consumer                                              35            46%             58           86               48%
   Corporate                                            135            15%            375          407                9%
   Investment Management                                  5           (17%)            22           14              (36%)
                                                     ----------                   ----------   ----------
      TOTAL CENTRAL & EASTERN EUROPE, MIDDLE EAST
        & AFRICA                                        175            19%            455          507               11%
                                                     ----------                   ----------   ----------

PROPRIETARY INVESTMENT ACTIVITIES                      (123)           51%           (111)        (158)             (42%)
CORPORATE / OTHER                                        56            NM            (508)          12               NM


------------------------------------------------------------------------------------------------------------------------------------
TOTAL CORE INCOME                                   $ 3,793            17%        $ 9,813     $ 11,213               14%
------------------------------------------------------------------------------------------------------------------------------------


     (1) Excludes Proprietary Investment Activities and Corporate / Other.
     (2) Includes the operations of Banamex from August 6, 2001 forward. NM Not meaningful
     Reclassified to conform to the current period's presentation.

CITIGROUP --  SEGMENT ADJUSTED NET REVENUES
PRODUCT VIEW
(In millions of dollars)

                                                        1Q          2Q          3Q          4Q          1Q          2Q
                                                        2001        2001        2001        2001        2002        2002
                                                     ----------  ----------  ----------  ----------  ----------  ----------
GLOBAL CONSUMER:
    Cards                                            $ 3,606      $ 3,675      $ 4,032      $ 4,195    $ 4,150    $ 4,340
    Consumer Finance                                   2,153        2,178        2,300        2,237      2,298      2,406
    Retail Banking                                     2,505        2,571        3,042        3,163      3,339      3,212
    Other                                                 27          117           82           50         31         65
                                                     ----------  ----------  ----------  ----------  ----------  ---------
      TOTAL GLOBAL CONSUMER                            8,291        8,541        9,456        9,645      9,818     10,023
                                                     ----------  ----------  ----------  ----------  ----------  ---------
GLOBAL CORPORATE AND INVESTMENT BANK:
    Capital Markets and Banking                        5,172        4,153        3,868        4,299      4,631      4,509
    Private Client                                     1,549        1,508        1,450        1,433      1,477      1,523
    Transaction Services                                 902          891          856          867        835        939
    Other                                                (65)         (18)         (60)         (59)       (99)      (104)
                                                     ----------  ----------  ----------  ----------  ----------  ---------
       TOTAL GLOBAL CORPORATE AND INVESTMENT BANK      7,558        6,534        6,114        6,540      6,844      6,867
                                                     ----------  ----------  ----------  ----------  ----------  ---------
GLOBAL INVESTMENT MANAGEMENT:
    Life Insurance and Annuities                       1,170        1,014          972        1,223      1,002      1,216
    Private Bank                                         392          376          366          408        423        427
    Asset Management                                     516          491          546          532        519        522
                                                     ----------  ----------  ----------  ----------  ----------  ---------
       TOTAL GLOBAL INVESTMENT MANAGEMENT              2,078        1,881        1,884        2,163      1,944      2,165
                                                     ----------  ----------  ----------  ----------  ----------  ---------
PROPRIETARY INVESTMENT ACTIVITIES (1)                    (74)         310         (360)         565         92        (69)
CORPORATE / OTHER                                       (132)        (105)         (87)         (10)        96        273


--------------------------------------------------------------------------------------------------------------------------
TOTAL ADJUSTED NET REVENUES                          $17,721      $17,161      $17,007      $18,903    $18,794    $19,259
--------------------------------------------------------------------------------------------------------------------------

                                                                     3Q 2002 vs.       YTD         YTD         YTD 3Q 2002 VS.
                                                         3Q      3Q 2001 INCREASE/      3Q          3Q      YTD 3Q 2001 INCREASE/
                                                        2002        (DECREASE)         2001        2002          (DECREASE)
                                                     ----------  -----------------  ----------  ----------  ---------------------

GLOBAL CONSUMER:
    Cards                                            $ 4,689           16%          $ 11,313      $ 13,179           1%
    Consumer Finance                                   2,439            6%             6,631         7,143            %
    Retail Banking                                     3,317            9%             8,118         9,868           2%
    Other                                                 45          (45%)              226           141          (3%)
                                                     ----------                     ----------   ----------
      TOTAL GLOBAL CONSUMER                           10,490           11%            26,288        30,331           1%
                                                     ----------                     ----------   ----------
GLOBAL CORPORATE AND INVESTMENT BANK:
    Capital Markets and Banking                        4,013            4%            13,193        13,153
    Private Client                                     1,399           (4%)            4,507         4,399           (%)
    Transaction Services                                 891            4%             2,649         2,665            %
    Other                                                (58)           3%              (143)         (261)         (8%)
                                                     ----------                     ----------   ----------
       TOTAL GLOBAL CORPORATE AND INVESTMENT BANK      6,245            2%            20,206        19,956           (%)
                                                     ----------                     ----------   ----------
GLOBAL INVESTMENT MANAGEMENT:
    Life Insurance and Annuities                       1,073           10%             3,156         3,291            %
    Private Bank                                         412           13%             1,134         1,262           1%
    Asset Management                                     518           (5%)            1,553         1,559
                                                     ----------                     ----------   ----------
       TOTAL GLOBAL INVESTMENT MANAGEMENT              2,003            6%             5,843         6,112            %
                                                     ----------                     ----------   ----------
PROPRIETARY INVESTMENT ACTIVITIES (1)                   (101)          72%              (124)          (78)          3%
CORPORATE / OTHER                                        137           NM               (324)          506           N


-----------------------------------------------------------------------------------------------------------------------------------
TOTAL ADJUSTED NET REVENUES                          $18,774           10%          $ 51,889      $ 56,827           1%
-----------------------------------------------------------------------------------------------------------------------------------

     (1) Excludes Realized Insurance Investment Portfolio Gains (Losses) primarily from the Life Insurance and Annuities, and Primerica Financial Services businesses.

     NM Not meaningful

     Reclassified to conform to the current period's presentation.

     CITIGROUP --  SEGMENT ADJUSTED NET REVENUES
     REGIONAL VIEW
     (In millions of dollars)


---------------------------------------------------------------------------------------------------------------------- -------------
                                                         1Q          2Q          3Q          4Q          1Q          2Q
                                                        2001        2001        2001        2001        2002        2002
                                                     ----------  ----------  ----------  ----------  ----------  ----------
NORTH AMERICA (EXCLUDING MEXICO) (1)
   Consumer                                          $ 5,786   $ 6,049       $ 6,406       $ 6,577      $ 6,601      $ 6,817
   Corporate                                           4,634     3,820         3,746         3,923        4,400        4,229
   Investment Management                               1,613     1,457         1,354         1,587        1,402        1,530
                                                     --------  --------  ------------  ------------    ---------   ----------
      TOTAL NORTH AMERICA (EXCLUDING MEXICO)          12,033    11,326        11,506        12,087       12,403       12,576
                                                     --------  --------  ------------  ------------    ---------   ----------
MEXICO (2)
   Consumer                                               57        72           532           750          753          773
   Corporate                                              84        77            83           205          198          127
   Investment Management                                  46        46           106           212          185          212
                                                     --------  --------  ------------  ------------    ---------   ----------
      TOTAL MEXICO                                       187       195           721         1,167        1,136        1,112
                                                     --------  --------  ------------  ------------    ---------   ----------
WESTERN EUROPE
   Consumer                                              564       540           583           607          612          671
   Corporate                                           1,129     1,058           803           956          796          963
   Investment Management                                  77        73            75            71           66           81
                                                     --------  --------  ------------  ------------    ---------   ----------
      TOTAL WESTERN EUROPE                             1,770     1,671         1,461         1,634        1,474        1,715
                                                     --------  --------  ------------  ------------    ---------   ----------
JAPAN
   Consumer                                              835       837           880           878          817          939
   Corporate                                             192        50            66            16           63           27
   Investment Management                                  57        57            58            63           70           74
                                                     --------  --------  ------------  ------------    ---------   ----------
      TOTAL JAPAN                                      1,084       944         1,004           957          950        1,040
                                                     --------  --------  ------------  ------------    ---------   ----------
ASIA (EXCLUDING JAPAN)
   Consumer                                              548       545           559           571          557          580
   Corporate                                             557       651           509           564          569          605
   Investment Management                                 107        81            85            99          103          109
                                                     --------  --------  ------------  ------------    ---------   ----------
      TOTAL ASIA                                       1,212     1,277         1,153         1,234        1,229        1,294
                                                     --------  --------  ------------  ------------    ---------   ----------
LATIN AMERICA
   Consumer                                              366       357           350           114          322           76
   Corporate                                             473       456           492           447          387          455
   Investment Management                                 139       131           171            91           80          120
                                                     --------  --------  ------------  ------------    ---------   ----------
      TOTAL LATIN AMERICA                                978       944         1,013           652          789          651
                                                     --------  --------  ------------  ------------    ---------   ----------
CENTRAL & EASTERN EUROPE, MIDDLE EAST & AFRICA
   Consumer                                              135       141           146           148          156          167
   Corporate                                             489       422           415           429          431          461
   Investment Management                                  39        36            35            40           38           39
                                                     --------  --------  ------------  ------------    ---------   ----------
      TOTAL CENTRAL & EASTERN EUROPE, MIDDLE
        EAST & AFRICA                                    663       599           596           617          625          667
                                                     --------  --------  ------------  ------------    ---------   ----------

PROPRIETARY INVESTMENT ACTIVITIES                        (74)      310          (360)          565           92          (69)
CORPORATE / OTHER                                       (132)     (105)          (87)          (10)          96          273


------------------------------------------------------------------------------------------------------------------------------
TOTAL ADJUSTED NET REVENUES                          $17,721   $17,161       $17,007       $18,903      $18,794      $19,259
------------------------------------------------------------------------------------------------------------------------------


                                                                     3Q 2002 vs.       YTD         YTD         YTD 3Q 2002 VS.
                                                         3Q      3Q 2001 INCREASE/      3Q          3Q      YTD 3Q 2001 INCREASE/
                                                        2002        (DECREASE)         2001        2002          (DECREASE)
                                                     ----------  -----------------  ----------  ----------  ---------------------
NORTH AMERICA (EXCLUDING MEXICO) (1)
   Consumer                                         $ 7,097             11%        $ 18,241     $   20,515               12%
   Corporate                                          3,788              1%          12,200         12,417                2%
   Investment Management                              1,465              8%           4,424          4,397               (1%)
                                                    --------                       ---------   ------------
      TOTAL NORTH AMERICA (EXCLUDING MEXICO)         12,350              7%          34,865         37,329                7%
                                                    --------                       ---------   ------------
MEXICO (2)
   Consumer                                             730             37%             661          2,256               NM
   Corporate                                            109             31%             244            434               78%
   Investment Management                                161             52%             198            558               NM
                                                    --------                       ---------   ------------
      TOTAL MEXICO                                    1,000             39%           1,103          3,248               NM
                                                    --------                       ---------   ------------
WESTERN EUROPE
   Consumer                                             709             22%           1,687          1,992               18%
   Corporate                                            856              7%           2,990          2,615              (13%)
   Investment Management                                 80              7%             225            227               1%
                                                    --------                       ---------   ------------
      TOTAL WESTERN EUROPE                            1,645             13%           4,902          4,834              (1%)
                                                    --------                       ---------   ------------
JAPAN
   Consumer                                           1,037             18%           2,552          2,793                9%
   Corporate                                            170             NM              308            260              (16%)
   Investment Management                                 67             16%             172            211               23%
                                                    --------                       ---------   ------------
      TOTAL JAPAN                                     1,274             27%           3,032          3,264                8%
                                                    --------                       ---------   ------------
ASIA (EXCLUDING JAPAN)
   Consumer                                             614             10%           1,652          1,751                6%
   Corporate                                            567             11%           1,717          1,741                1%
   Investment Management                                 98             15%             273            310               14%
                                                    --------                       ---------   ------------
      TOTAL ASIA                                      1,279             11%           3,642          3,802                4%
                                                    --------                       ---------   ------------
LATIN AMERICA
   Consumer                                             126            (64%)          1,073            524              (51%)
   Corporate                                            307            (38%)          1,421          1,149              (19%)
   Investment Management                                 97            (43%)            441            297              (33%)
                                                    --------                       ---------   ------------
      TOTAL LATIN AMERICA                               530            (48%)          2,935          1,970              (33%)
                                                    --------                       ---------   ------------
CENTRAL & EASTERN EUROPE, MIDDLE EAST & AFRICA
   Consumer                                             177             21%             422            500               18%
   Corporate                                            448              8%           1,326          1,340                1%
   Investment Management                                 35              -              110            112                2%
                                                    --------                       ---------   ------------
      TOTAL CENTRAL & EASTERN EUROPE, MIDDLE
        EAST & AFRICA                                   660             11%           1,858          1,952                5%
                                                    --------                       ---------   ------------

PROPRIETARY INVESTMENT ACTIVITIES                      (101)            72%            (124)           (78)              37%
CORPORATE / OTHER                                       137             NM             (324)           506               NM

----------------------------------------------------------------------------------------------------------------------------------
TOTAL ADJUSTED NET REVENUES                         $18,774             10%         $51,889        $56,827               10%
----------------------------------------------------------------------------------------------------------------------------------

(1) Excludes Proprietary Investment Activities and Corporate / Other.
(2) Includes the operations of Banamex from August 6, 2001 forward.

NM  Not meaningful
Reclassified to conform to the current period's presentation.

     GLOBAL CONSUMER
     CARDS
     (In millions of dollars)

------------------------------------------------------------------------------------------------------------------------------------
                                                         1Q          2Q          3Q          4Q          1Q          2Q
                                                        2001        2001        2001        2001        2002        2002
                                                     ----------  ----------  ----------  ----------  ----------  ----------

     ADJUSTED REVENUES, NET OF INTEREST EXPENSE (1)  $ 3,606      $ 3,675    $ 4,032    $ 4,195      $ 4,150       $ 4,340
     Adjusted Operating Expenses                       1,368        1,326      1,375      1,414        1,335         1,405
     Adjusted Provision for Credit Losses (1)          1,322        1,482      1,552      1,694        1,911         1,818
                                                     --------  -----------  ---------  ---------   ----------   -----------
     Core Income Before Taxes                            916          867      1,105      1,087          904         1,117
     Income Taxes                                        338          320        404        366          316           382
                                                     --------  -----------  ---------  ---------   ----------   -----------
     CORE INCOME                                     $   578      $   547    $   701    $   721      $   588       $   735
                                                     ========  ===========  =========  =========   ==========   ===========
     Managed Average Assets (in billions of dollars) $   117      $   118    $   122    $   123      $   123       $   123
                                                     ========  ===========  =========  =========   ==========   ===========
     Return on Managed Assets                           2.00%        1.86%      2.28%      2.33%        1.94%         2.40%
                                                     ========  ===========  =========  =========   ==========   ===========

     KEY INDICATORS
     (in billions of dollars)



     TOTAL EOP OPEN ACCOUNTS (IN MILLIONS):
         North America                                  90.6         90.5       93.1       93.1         91.8          91.5
         International                                  11.3         12.0       12.4       12.9         12.9          13.2
                                                     --------  -----------  ---------  ---------   ----------   -----------
                 Total                                 101.9        102.5      105.5      106.0        104.7         104.7
                                                     ========  ===========  =========  =========   ==========   ===========

     TOTAL SALES:
         North America                               $  54.8      $  59.0    $  58.5    $  60.9      $  54.9       $  62.0
         International                                   7.7          8.2        8.2        8.3          7.7          10.4
                                                     --------  -----------  ---------  ---------   ----------   -----------
                 Total                               $  62.5      $  67.2    $  66.7    $  69.2      $  62.6       $  72.4
                                                     ========  ===========  =========  =========   ==========   ===========

     AVERAGE MANAGED LOANS:
         North America                               $ 102.2      $ 102.4    $ 105.9    $ 107.6      $ 107.6       $ 108.0
         International                                   9.5          9.8       10.4       10.4         10.2          10.6
                                                     --------  -----------  ---------  ---------   ----------   -----------
                 Total                               $ 111.7      $ 112.2    $ 116.3    $ 118.0      $ 117.8       $ 118.6
                                                     ========  ===========  =========  =========   ==========   ===========


     MANAGED NET CREDIT LOSSES (IN MILLIONS OF
       DOLLARS):
         North America                               $ 1,217      $ 1,401    $ 1,448    $ 1,589      $ 1,681       $ 1,719
         International                                    90          102        100        104          112           123
                                                     --------  -----------  ---------  ---------   ----------   -----------
                 Total                               $ 1,307      $ 1,503    $ 1,548    $ 1,693      $ 1,793       $ 1,842
                                                     ========  ===========  =========  =========   ==========   ===========

     END OF PERIOD MANAGED RECEIVABLES               $ 111.9      $ 116.0    $ 119.5    $ 122.6      $ 118.9       $ 122.4
     NET CREDIT LOSS RATIO                             4.74%        5.37%      5.28%      5.69%        6.17%         6.23%

     LOANS 90+DAYS PAST DUE:
         In millions of dollars                      $ 2,001      $ 1,938    $ 2,119    $ 2,384      $ 2,488       $ 2,248
         %                                             1.80%        1.68%      1.79%      1.96%        2.11%         1.85%

                                                                     3Q 2002 vs.       YTD         YTD         YTD 3Q 2002 VS.
                                                         3Q      3Q 2001 INCREASE/      3Q          3Q      YTD 3Q 2001 INCREASE/
                                                        2002        (DECREASE)         2001        2002          (DECREASE)
                                                     ----------  -----------------  ----------  ----------  ---------------------
     ADJUSTED REVENUES, NET OF INTEREST EXPENSE (1)   $ 4,689         16%           $ 11,313      $ 13,179             16%
     Adjusted Operating Expenses                        1,431          4%              4,069         4,171             3%
     Adjusted Provision for Credit Losses (1)           1,941         25%              4,356         5,670             30%
                                                     ---------                      ---------    ----------
     Core Income Before Taxes                           1,317         19%              2,888         3,338             16%
     Income Taxes                                         468         16%              1,062         1,166             10%
                                                     ---------                      ---------    ----------
     CORE INCOME                                      $   849         21%            $ 1,826      $  2,172             19%
                                                     =========                      =========    ==========
     Managed Average Assets (in billions of dollars)  $   129          6%            $   119      $    125              5%
                                                     =========                      =========    ==========
     Return on Managed Assets                           2.61%                          2.05%         2.32%
                                                     =========                      =========    ==========

     KEY INDICATORS
     (in billions of dollars)



     TOTAL EOP OPEN ACCOUNTS (IN MILLIONS):
         North America                                   88.2         (5%)
         International                                   13.5          9%
                                                     ---------
                 Total                                  101.7         (4%)
                                                     =========

     TOTAL SALES:
         North America                                   62.5          7%            $ 172.3      $  179.4              4%
         International                                   11.3         38%               24.1          29.4             22%
                                                     ---------                      ---------    ----------
                 Total                                   73.8         11%            $ 196.4      $  208.8              6%
                                                     =========                      =========    ==========

     AVERAGE MANAGED LOANS:
         North America                                $ 111.1          5%            $ 103.5      $  108.9              5%
         International                                   10.9          5%                9.9          10.6              7%
                                                     ---------                      ---------    ----------
                 Total                                $ 122.0          5%            $ 113.4      $  119.5              5%
                                                     =========                      =========    ==========


     MANAGED NET CREDIT LOSSES (IN MILLIONS OF
       DOLLARS):
         North America                                $ 1,616         12%            $ 4,066      $  5,016             23%
         International                                    151         51%                292           386             32%
                                                     ---------                      ---------    ----------
                 Total                                $ 1,767         14%            $ 4,358      $  5,402             24%
                                                     =========                      =========    ==========

     END OF PERIOD MANAGED RECEIVABLES                $ 125.1          5%
     NET CREDIT LOSS RATIO                              5.75%

     LOANS 90+DAYS PAST DUE:
         In millions of dollars                       $ 2,305          9%
         %                                              1.86%

     (1) On a managed basis.

     Reclassified to conform to the current period's presentation.

     GLOBAL CONSUMER
     CARDS
     GEOGRAPHIC DISTRIBUTION
     (In millions of dollars)

------------------------------------------------------------------------------------------------------------------------------------
                                                         1Q          2Q          3Q          4Q          1Q          2Q
                                                        2001        2001        2001        2001        2002        2002
                                                     ----------  ----------  ----------  ----------  ----------  ----------
GEOGRAPHIC DISTRIBUTION
NORTH AMERICA
    ADJUSTED REVENUES, NET OF INTEREST EXPENSE (1)    $ 3,047    $ 3,130      $ 3,470    $ 3,738       $ 3,609      $ 3,768
    Adjusted Operating Expenses                         1,070      1,037        1,096      1,138         1,053        1,104
    Adjusted Provision for Credit Losses (1)            1,229      1,379        1,449      1,589         1,681        1,719
                                                     ---------  ---------  -----------  ---------  ------------  -----------
    Core Income Before Taxes                              748        714          925      1,011           875          945
    Income Taxes                                          279        266          343        343           315          323
                                                     ---------  ---------  -----------  ---------  ------------  -----------
    CORE INCOME                                       $   469    $   448      $   582    $   668       $   560      $   622
                                                     =========  =========  ===========  =========  ============  ===========
    Managed Average Assets (in billions of dollars)   $   107    $   107      $   111    $   112       $   112      $   112
                                                     =========  =========  ===========  =========  ============  ===========
    Return on Managed Assets                            1.78%      1.68%        2.08%      2.37%         2.03%        2.23%
                                                     =========  =========  ===========  =========  ============  ===========


INTERNATIONAL
    TOTAL REVENUES, NET OF INTEREST EXPENSE           $   559    $   545      $   562    $   457       $   541      $   572
    Adjusted Operating Expenses                           298        289          279        276           282          301
    Provision for Credit Losses                            93        103          103        105           230           99
                                                     ---------  ---------  -----------  ---------  ------------  -----------
    Core Income Before Taxes                              168        153          180         76            29          172
    Income Taxes                                           59         54           61         23             1           59
                                                     ---------  ---------  -----------  ---------  ------------  -----------
    CORE INCOME                                       $   109    $    99      $   119    $    53       $    28      $   113
                                                     =========  =========  ===========  =========  ============  ===========
    Average Assets (in billions of dollars)           $    10    $    11      $    11    $    11       $    11      $    11
                                                     =========  =========  ===========  =========  ============  ===========
    Return on Assets                                    4.42%      3.61%        4.29%      1.91%         1.03%        4.12%
                                                     =========  =========  ===========  =========  ============  ===========

                                                                     3Q 2002 vs.       YTD         YTD         YTD 3Q 2002 VS.
                                                         3Q      3Q 2001 INCREASE/      3Q          3Q      YTD 3Q 2001 INCREASE/
                                                        2002        (DECREASE)         2001        2002          (DECREASE)
                                                     ----------  -----------------  ----------  ----------  ---------------------
GEOGRAPHIC DISTRIBUTION
NORTH AMERICA
    ADJUSTED REVENUES, NET OF INTEREST EXPENSE (1)   $ 4,109            18%          $ 9,647     $ 11,486               19%
    Adjusted Operating Expenses                        1,154             5%            3,203        3,311                3%
    Adjusted Provision for Credit Losses (1)           1,822            26%            4,057        5,222               29%
                                                     --------                       ---------    ---------
    Core Income Before Taxes                           1,133            22%            2,387        2,953               24%
    Income Taxes                                         405            18%              888        1,043               17%
                                                     --------                       ---------    ---------
    CORE INCOME                                      $   728            25%          $ 1,499     $  1,910               27%
                                                     ========                       =========    =========
    Managed Average Assets (in billions of dollars)  $   117             5%          $   108     $    114                6%
                                                     ========                       =========    =========
    Return on Managed Assets                           2.47%                           1.86%        2.24%
                                                     ========                       =========    =========


INTERNATIONAL
    TOTAL REVENUES, NET OF INTEREST EXPENSE          $   580             3%          $ 1,666     $  1,693                2%
    Adjusted Operating Expenses                          277            (1%)             866          860               (1%)
    Provision for Credit Losses                          119            16%              299          448               50%
                                                     --------                       ---------    ---------
    Core Income Before Taxes                             184             2%              501          385              (23%)
    Income Taxes                                          63             3%              174          123              (29%)
                                                     --------                       ---------    ---------
    CORE INCOME                                      $   121             2%          $   327     $    262              (20%)
                                                     ========                       =========    =========
    Average Assets (in billions of dollars)          $    12             -           $    11     $     11                -
                                                     ========                       =========    =========
    Return on Assets                                   4.00%                           3.97%        3.18%
                                                     ========                       =========    =========

(1) On a managed basis.

Reclassified to conform to the current period's presentation.

GLOBAL CONSUMER
CARDS
CITICARDS AND DINERS CLUB N.A. - SUPPLEMENTAL DATA
(In millions of dollars)


------------------------------------------------------------------------------------------------------------------------------------
                                                         1Q          2Q          3Q          4Q          1Q          2Q
                                                        2001        2001        2001        2001        2002        2002
                                                     ----------  ----------  ----------  ----------  ----------  ----------
CITICARDS AND DINERS CLUB N.A. :
ADJUSTED REVENUES, NET OF INTEREST EXPENSE            $ 3,012    $ 3,085     $ 3,340      $ 3,548      $ 3,438     $ 3,589
Adjusted Operating Expenses                             1,052      1,014       1,017        1,035          966       1,029
Adjusted Provision for Credit Losses                    1,221      1,371       1,434        1,567        1,659       1,705
                                                     --------   --------   ---------    ---------     --------   ---------
Core Income Before Taxes                                  739        700         889          946          813         855
Income Taxes                                              274        260         332          333          302         307
                                                     ---------  ---------  ----------   ----------    ---------  ----------
CORE INCOME                                           $   465    $   440     $   557      $   613      $   511     $   548
                                                     =========  =========  ==========   ==========    =========  ==========
Managed Average Assets (in billions of dollars)       $   106    $   106     $   109      $   110      $   110     $   110
                                                     =========  =========  ==========   ==========    =========  ==========
Return on Managed Assets                                1.78%      1.66%       2.03%        2.21%        1.88%       2.00%
                                                     =========  =========  ==========   ==========    =========  ==========
CITICARDS (1):
KEY INDICATORS:
(in billions of dollars)
Net Interest Revenue (in millions of dollars) (2)     $ 2,379    $ 2,421     $ 2,696      $ 2,904      $ 2,767     $ 2,717
% of Average Managed Loans                              9.63%      9.65%      10.38%       11.04%       10.77%      10.41%

Risk Adjusted Revenue (in millions of dollars) (3)    $ 1,716    $ 1,613     $ 1,838      $ 1,909      $ 1,705     $ 1,771
% of Average Managed Loans                              6.95%      6.43%       7.08%        7.25%        6.64%       6.78%
Adjusted Operating Expenses as % of Average Managed
  Loans                                                 3.99%      3.78%       3.67%        3.56%        3.53%       3.72%

End of Period Managed Receivables                     $ 100.5    $ 103.9     $ 105.6      $ 108.9      $ 105.4     $ 108.2
Total EOP Open Accounts (in millions)                    88.3       89.1        89.2         89.2         87.9        87.4
Total Sales                                           $  51.2    $  55.6     $  55.0      $  56.7       $ 50.8     $  57.7
END OF PERIOD LOANS:
    On Balance Sheet                                  $  32.6    $  32.6     $  33.0      $  34.2       $ 31.8     $  35.2
    Securitized                                          60.1       61.4        65.2         67.0         65.9        65.8
    Held for Sale                                         7.0        9.0         6.5          6.5          6.5         6.5
                                                     ---------  ---------  ----------   ----------    ---------  ----------
       Total                                          $  99.7    $ 103.0     $ 104.7      $ 107.7      $ 104.2     $ 107.5
                                                     =========  =========  ==========   ==========    =========  ==========
AVERAGE LOANS:
    On Balance Sheet                                  $  34.7    $  33.5     $  33.5      $  33.0      $  30.9     $  33.0
    Securitized                                          58.5       59.7        61.3         64.9         66.8        65.2
    Held for Sale                                         7.0        7.4         8.2          6.5          6.5         6.5
                                                     ---------  ---------  ----------   ----------    ---------  ----------
       Total                                          $ 100.2    $ 100.6     $ 103.0      $ 104.4      $ 104.2     $ 104.7
                                                     =========  =========  ==========   ==========    =========  ==========
NET CREDIT LOSSES (IN MILLIONS OF DOLLARS):
    On Balance Sheet                                  $   465    $   481     $   541      $   615      $   633     $   615
    Securitized                                           668        812         790          870          935         989
    Held for Sale                                          63         90          92           69           78          92
                                                     ---------  ---------  ----------   ----------    ---------  ----------
       Total                                          $ 1,196    $ 1,383     $ 1,423      $ 1,554      $ 1,646     $ 1,696
                                                     =========  =========  ==========   ==========    =========  ==========
COINCIDENT NET CREDIT LOSS RATIO                        4.84%      5.51%       5.48%        5.91%        6.41%       6.50%
12 MONTH LAGGED NET CREDIT LOSS RATIO                   5.72%      6.29%       5.96%        6.23%        6.66%       6.76%
LOANS 90+ DAYS PAST DUE:
    In millions of dollars                            $ 1,836    $ 1,775     $ 1,908      $ 2,135      $ 2,219     $ 1,982
    %                                                   1.84%      1.72%       1.82%        1.98%        2.13%       1.84%


                                                                     3Q 2002 vs.       YTD         YTD         YTD 3Q 2002 VS.
                                                         3Q      3Q 2001 INCREASE/      3Q          3Q      YTD 3Q 2001 INCREASE/
                                                        2002        (DECREASE)         2001        2002          (DECREASE)
                                                     ----------  -----------------  ----------  ----------  ---------------------
CITICARDS AND DINERS CLUB N.A. :
ADJUSTED REVENUES, NET OF INTEREST EXPENSE             $ 3,929         18%           $ 9,437    $ 10,956              16%
Adjusted Operating Expenses                              1,075          6%             3,083       3,070               -
Adjusted Provision for Credit Losses                     1,807         26%             4,026       5,171              28%
                                                     ---------                      --------  ----------
Core Income Before Taxes                                 1,047         18%             2,328       2,715              17%
Income Taxes                                               388         17%               866         997              15%
                                                     ----------                     --------- -----------
CORE INCOME                                              $ 659         18%           $ 1,462    $  1,718              18%
                                                     ==========                     ========= ===========
Managed Average Assets (in billions of dollars)          $ 113          4%             $ 107    $    111               4%
                                                     ==========                     ========= ===========
Return on Managed Assets                                 2.31%                         1.83%       2.07%
                                                     ==========                     ========= ===========
CITICARDS (1):
KEY INDICATORS:
(in billions of dollars)
Net Interest Revenue (in millions of dollars) (2)      $ 2,856          6%           $ 7,496    $  8,340              11%
% of Average Managed Loans                              10.51%                         9.64%      10.59%

Risk Adjusted Revenue (in millions of dollars) (3)     $ 2,259         23%           $ 5,167    $  5,735              11%
% of Average Managed Loans                               8.31%                         6.69%       6.71%
Adjusted Operating Expenses as % of Average Managed
  Loans                                                  3.75%

End of Period Managed Receivables                      $ 110.8          5%
Total EOP Open Accounts (in millions)                     84.2         (6%)
Total Sales                                            $  58.3          6%
END OF PERIOD LOANS:
    On Balance Sheet                                   $  38.5         17%
    Securitized                                           64.6         (1%)
    Held for Sale                                          6.5          -
                                                     ----------
       Total                                           $ 109.6          5%
                                                     ==========
AVERAGE LOANS:
    On Balance Sheet                                   $  36.8         10%           $  33.9    $   33.6              (1%)
    Securitized                                           64.6          5%              59.8        65.5              10%
    Held for Sale                                          6.5        (21%)              7.5         6.5             (13%)
                                                     ----------                     --------- -----------
       Total                                           $ 107.9          5%           $ 101.2    $  105.6               4%
                                                     ==========                     ========= ===========
NET CREDIT LOSSES (IN MILLIONS OF DOLLARS):
    On Balance Sheet                                     $ 634         17%           $ 1,487    $  1,882              27%
    Securitized                                            874         11%             2,270       2,798              23%
    Held for Sale                                           86         (7%)              245         256               4%
                                                     ----------                     --------- -----------
       Total                                           $ 1,594         12%           $ 4,002    $  4,936              23%
                                                     ==========                     ========= ===========
COINCIDENT NET CREDIT LOSS RATIO                         5.86%
12 MONTH LAGGED NET CREDIT LOSS RATIO                    6.14%
LOANS 90+ DAYS PAST DUE:
    In millions of dollars                             $ 2,063          8%
    %                                                    1.88%

(1) CitiCards is included within the North American Region of Cards and excludes Diners Club N.A., Mexico and Puerto Rico.
(2) Includes delinquency and other risk-based charges.
(3) Risk Adjusted Revenue is adjusted revenues less managed net credit losses.

Reclassified to conform to the current period's presentation.

GLOBAL CONSUMER
CONSUMER FINANCE
(In millions of dollars)

------------------------------------------------------------------------------------------------------------------------------------
                                                         1Q          2Q          3Q          4Q          1Q          2Q
                                                        2001        2001        2001        2001        2002        2002
                                                     ----------  ----------  ----------  ----------  ----------  ----------
ADJUSTED REVENUES, NET OF INTEREST EXPENSE            $ 2,153   $ 2,178     $ 2,300      $ 2,237      $ 2,298    $ 2,406
Adjusted Operating Expenses                               922       813         812          755          728        764
Provision for Benefits, Claims and Credit Losses          603       594         623          709          737        763
                                                     ---------  --------  ----------  -----------  -----------   --------
Core Income Before Taxes                                  628       771         865          773          833        879
Income Taxes                                              231       280         316          285          297        314
                                                     ---------  --------  ----------  -----------  -----------   --------
CORE INCOME                                           $   397   $   491     $   549      $   488      $   536    $   565
                                                     =========  ========  ==========  ===========  ===========   ========
Average Assets (in billions of dollars)               $    82   $    83     $    85      $    86      $    87    $    90
                                                     =========  ========  ==========  ===========  ===========   ========
Return on Assets                                        1.96%     2.37%       2.56%        2.25%        2.50%      2.52%
                                                     =========  ========  ==========  ===========  ===========   ========

KEY INDICATORS
AVERAGE LOANS (IN BILLIONS OF DOLLARS):
    Real estate secured loans                         $  43.1   $  43.4     $  44.5      $  45.3      $  45.5    $  46.3
    Personal loans                                       18.7      18.9        19.4         19.6         19.2       20.6
    Auto                                                  3.8       4.4         4.9          5.4          5.7        6.1
    Sales finance and other                               3.5       3.5         3.5          3.5          3.0        3.6
                                                     ---------  --------  ----------  -----------  -----------   --------
       Total                                          $  69.1   $  70.2     $  72.3      $  73.8      $  73.4    $  76.6
                                                     =========  ========  ==========  ===========  ===========   ========

AVERAGE LOANS (IN BILLIONS OF DOLLARS):
    North America                                     $  56.2   $  57.0     $  58.2      $  59.2      $  59.8    $  60.9
    International                                        12.9      13.2        14.1         14.6         13.6       15.7
                                                     ---------  --------  ----------  -----------  -----------   --------
       Total                                          $  69.1   $  70.2     $  72.3      $  73.8      $  73.4    $  76.6
                                                     =========  ========  ==========  ===========  ===========   ========

AVERAGE YIELD
    North America                                      14.05%    13.86%      13.53%       13.20%       13.18%     13.06%
    International                                      27.25%    25.36%      24.83%       23.07%       22.43%     23.37%
       Total                                           16.50%    16.02%      15.73%       15.14%       14.93%     15.15%

AVERAGE NET INTEREST MARGIN
    North America                                       7.92%     8.18%       8.31%        8.36%        8.57%      8.50%
    International                                      23.78%    22.10%      21.78%       20.84%       20.59%     21.92%
       Total                                           10.87%    10.79%      10.93%       10.83%       10.84%     11.22%

NET CREDIT LOSS RATIO                                   2.99%     2.91%       2.94%        3.54%        3.63%      3.71%

LOANS 90+ DAYS PAST DUE:
    In millions of dollars                            $ 1,764   $ 1,943     $ 2,134      $ 2,243      $ 2,213    $ 2,131
    %                                                   2.54%     2.74%       2.89%        3.04%        2.97%      2.72%

NUMBER OF OFFICES:
    North America                                       2,576     2,484       2,468        2,413        2,394      2,410
    International                                       1,180     1,183       1,174        1,150        1,141      1,198
                                                     ---------  --------  ----------  -----------  -----------   --------
       Total                                            3,756     3,667       3,642        3,563        3,535      3,608
                                                     =========  ========  ==========  ===========  ===========   ========

                                                                     3Q 2002 vs.       YTD         YTD         YTD 3Q 2002 VS.
                                                         3Q      3Q 2001 INCREASE/      3Q          3Q      YTD 3Q 2001 INCREASE/
                                                        2002        (DECREASE)         2001        2002          (DECREASE)
                                                     ----------  -----------------  ----------  ----------  ---------------------
ADJUSTED REVENUES, NET OF INTEREST EXPENSE          $ 2,439             6%          $ 6,631     $ 7,143                8%
Adjusted Operating Expenses                             744            (8%)           2,547       2,236              (12%)
Provision for Benefits, Claims and Credit Losses        829            33%            1,820       2,329               28%
                                                    --------                        --------    --------
Core Income Before Taxes                                866             -             2,264       2,578               14%
Income Taxes                                            311            (2%)             827         922               11%
                                                    --------                        --------    --------
CORE INCOME                                         $   555             1%          $ 1,437     $ 1,656               15%
                                                    ========                        ========    ========
Average Assets (in billions of dollars)             $    91             7%          $    83     $    89                7%
                                                    ========                        ========    ========
Return on Assets                                      2.42%                           2.31%       2.49%
                                                    ========                        ========    ========

KEY INDICATORS
AVERAGE LOANS (IN BILLIONS OF DOLLARS):
    Real estate secured loans                       $  47.0             6%          $  43.6     $  46.3                6%
    Personal loans                                     21.4            10%             19.0        20.4                7%
    Auto                                                6.5            33%              4.4         6.1               39%
    Sales finance and other                             4.2            20%              3.5         3.6                3%
                                                    --------                        --------    --------
       Total                                        $  79.1             9%          $  70.5     $  76.4                8%
                                                    ========                        ========    ========

AVERAGE LOANS (IN BILLIONS OF DOLLARS):
    North America                                   $  62.3             7%          $  57.1     $  61.0                7%
    International                                      16.8            19%             13.4        15.4               15%
                                                    --------                        --------    --------
       Total                                        $  79.1             9%          $  70.5     $  76.4                8%
                                                    ========                        ========    ========

AVERAGE YIELD
    North America                                    12.76%
    International                                    23.98%
       Total                                         15.14%
AVERAGE NET INTEREST MARGIN
    North America                                     8.17%
    International                                    21.92%
       Total                                         11.09%


NET CREDIT LOSS RATIO                                 3.83%
LOANS 90+ DAYS PAST DUE:
    In millions of dollars                          $ 2,101            (2%)
    %                                                 2.64%

NUMBER OF OFFICES:
    North America                                     2,420            (2%)
    International                                     1,182             1%
                                                    --------
       Total                                          3,602            (1%)
                                                    ========

Reclassified to conform to the current period's presentation.

     GLOBAL CONSUMER
     CONSUMER FINANCE
     GEOGRAPHIC DISTRIBUTION
     (In millions of dollars)


------------------------------------------------------------------------------------------------------------------------------------
                                                         1Q          2Q          3Q          4Q          1Q          2Q
                                                        2001        2001        2001        2001        2002        2002
                                                     ----------  ----------  ----------  ----------  ----------  ----------
GEOGRAPHIC DISTRIBUTION
NORTH AMERICA
    ADJUSTED REVENUES, NET OF INTEREST EXPENSE        $ 1,366     $ 1,388     $ 1,476    $ 1,457     $ 1,539     $ 1,537
    Adjusted Operating Expenses                           593         523         515        470         503         475
    Provision for Benefits, Claims and
      Credit Losses                                       415         419         439        504         509         525
                                                      --------  ----------  ----------  ---------  ----------  ----------
    Core Income Before Taxes                              358         446         522        483         527         537
    Income Taxes                                          134         164         195        181         193         196
                                                      --------  ----------  ----------  ---------  ----------  ----------
    CORE INCOME                                       $   224     $   282     $   327    $   302     $   334     $   341
                                                      ========  ==========  ==========  =========  ==========  ==========
    Average Assets (in billions of dollars)           $    65     $    67     $    68    $    68     $    69     $    70
                                                      ========  ==========  ==========  =========  ==========  ==========
    Return on Assets                                    1.40%       1.69%       1.91%      1.76%       1.96%       1.95%
                                                      ========  ==========  ==========  =========  ==========  ==========


INTERNATIONAL
    TOTAL REVENUES, NET OF INTEREST EXPENSE           $   787     $   790     $   824    $   780     $   759     $   869
    Adjusted Operating Expenses                           329         290         297        285         225         289
    Provision for Benefits, Claims, and
      Credit Losses                                       188         175         184        205         228         238
                                                      --------  ----------  ----------  ---------  ----------   ---------
    Core Income Before Taxes                              270         325         343        290         306         342
    Income Taxes                                           97         116         121        104         104         118
                                                      --------  ----------  ----------  ---------  ----------   ---------
    CORE INCOME                                       $   173     $   209     $   222    $   186     $   202     $   224
                                                      ========  ==========  ==========  =========  ==========   =========
    Average Assets (in billions of dollars)           $    17     $    16     $    17    $    18     $    18     $    20
                                                      ========  ==========  ==========  =========  ==========   =========
    Return on Assets                                    4.13%       5.24%       5.18%      4.10%       4.55%       4.49%
                                                      ========  ==========  ==========  =========  ==========   =========

                                                                     3Q 2002 vs.       YTD         YTD         YTD 3Q 2002 VS.
                                                         3Q      3Q 2001 INCREASE/      3Q          3Q      YTD 3Q 2001 INCREASE/
                                                        2002        (DECREASE)         2001        2002          (DECREASE)
                                                     ----------  -----------------  ----------  ----------  ---------------------
GEOGRAPHIC DISTRIBUTION
NORTH AMERICA
    ADJUSTED REVENUES, NET OF INTEREST EXPENSE         $ 1,536         4%           $ 4,230     $ 4,612              9%
    Adjusted Operating Expenses                            474        (8%)            1,631       1,452            (11%)
    Provision for Benefits, Claims and
      Credit Losses                                        499        14%             1,273       1,533             20%
                                                       --------                     --------    --------
    Core Income Before Taxes                               563         8%             1,326       1,627             23%
    Income Taxes                                           206         6%               493         595             21%
                                                       --------                     --------    --------
    CORE INCOME                                        $   357         9%           $   833     $ 1,032             24%
                                                       ========                     ========    ========
    Average Assets (in billions of dollars)            $    71         4%           $    67        $ 70              4%
                                                       ========                     ========    ========
    Return on Assets                                     1.99%                        1.66%       1.97%
                                                       ========                     ========    ========


INTERNATIONAL
    TOTAL REVENUES, NET OF INTEREST EXPENSE            $   903        10%           $ 2,401     $ 2,531              5%
    Adjusted Operating Expenses                            270        (9%)              916         784            (14%)
    Provision for Benefits, Claims, and
      Credit Losses                                        330        79%               547         796             46%
                                                       --------                     --------    --------
    Core Income Before Taxes                               303       (12%)              938         951              1%
    Income Taxes                                           105       (13%)              334         327            (2%)
                                                       --------                     --------    --------
    CORE INCOME                                        $   198       (11%)          $   604     $   624              3%
                                                       ========                     ========    ========
    Average Assets (in billions of dollars)            $    20        18%           $    16     $    19             19%
                                                       ========                     ========    ========
    Return on Assets                                     3.93%                        5.05%       4.39%
                                                       ========                     ========    ========

     Reclassified to conform to the current period's presentation.

GLOBAL CONSUMER
CONSUMER FINANCE
CITIFINANCIAL - SUPPLEMENTAL DATA (1)
(In millions of dollars)

------------------------------------------------------------------------------------------------------------------------------------
                                                         1Q          2Q          3Q          4Q          1Q          2Q
                                                        2001        2001        2001        2001        2002        2002
                                                     ----------  ----------  ----------  ----------  ----------  ----------
ADJUSTED REVENUES, NET OF INTEREST EXPENSE           $ 1,330     $ 1,346      $ 1,430     $ 1,405      $ 1,479      $ 1,476
Adjusted Operating Expenses                              569         502          492         443          475          447
Provision for Benefits, Claims and Credit Losses         408         412          431         495          500          516
                                                     --------  ----------   ----------   ---------     --------  -----------
Core Income Before Taxes                                 353         432          507         467          504          513
Income Taxes                                             133         157          190         174          184          187
                                                     --------  ----------   ----------   ---------     --------  -----------
CORE INCOME                                            $ 220       $ 275        $ 317       $ 293        $ 320        $ 326
                                                     ========  ==========   ==========   =========     ========  ===========
Average Assets (in billions of dollars)                 $ 64        $ 66         $ 67        $ 67         $ 68         $ 69
                                                     ========  ==========   ==========   =========     ========  ===========
Return on Assets                                       1.39%       1.67%        1.88%       1.73%        1.91%        1.90%
                                                     ========  ==========   ==========   =========     ========  ===========


KEY INDICATORS:

AVERAGE NET RECEIVABLES (IN BILLIONS OF DOLLARS):
    Real estate secured loans - Other                 $ 34.5      $ 34.2       $ 34.1      $ 33.9       $ 33.3       $ 33.0
    Real estate secured loans - PFS Sourced              5.4         6.1          6.8         7.5          8.2          9.1
    Personal loans                                       9.7         9.7          9.6         9.6          9.6          9.5
    Auto                                                 3.5         4.1          4.6         5.1          5.4          5.8
    Sales finance and other                              2.6         2.4          2.6         2.6          2.7          2.9
                                                     --------  ----------   ----------   ---------     --------  -----------
       Total                                          $ 55.7      $ 56.5       $ 57.7      $ 58.7       $ 59.2       $ 60.3
                                                     ========  ==========   ==========   =========     ========  ===========

Number of offices                                      2,430       2,336        2,320       2,221        2,199        2,199

Average yield                                         13.87%      13.65%       13.30%      12.95%       13.07%       12.76%
Average net interest margin                            7.76%       7.98%        8.09%       8.13%        8.41%        8.22%
Net credit loss ratio                                  2.50%       2.46%        2.45%       3.06%        2.97%        3.07%

LOANS 90+ DAYS PAST DUE:
    In millions of dollars                           $ 1,580     $ 1,751      $ 1,898     $ 1,991      $ 1,969      $ 1,816
    %                                                  2.82%       3.07%        3.25%       3.38%        3.30%        2.98%

                                                                     3Q 2002 vs.       YTD         YTD         YTD 3Q 2002 VS.
                                                         3Q      3Q 2001 INCREASE/      3Q          3Q      YTD 3Q 2001 INCREASE/
                                                        2002        (DECREASE)         2001        2002          (DECREASE)
                                                     ----------  -----------------  ----------  ----------  ---------------------
ADJUSTED REVENUES, NET OF INTEREST EXPENSE            $ 1,473           3%           $ 4,106    $ 4,428                 8%
Adjusted Operating Expenses                               445         (10%)            1,563      1,367               (13%)
Provision for Benefits, Claims and Credit Losses          488          13%             1,251      1,504                20%
                                                     ---------                      ---------  ---------
Core Income Before Taxes                                  540           7%             1,292      1,557                21%
Income Taxes                                              197           4%               480        568                18%
                                                     ---------                      ---------  ---------
CORE INCOME                                             $ 343           8%             $ 812      $ 989                22%
                                                     =========                      =========  =========
Average Assets (in billions of dollars)                  $ 70           4%              $ 66       $ 69                 5%
                                                     =========                      =========  =========
Return on Assets                                        1.94%                          1.64%      1.92%
                                                     =========                      =========  =========


KEY INDICATORS:

AVERAGE NET RECEIVABLES (IN BILLIONS OF DOLLARS):
    Real estate secured loans - Other                  $ 32.9          (4%)           $ 34.2     $ 33.2                (3%)
    Real estate secured loans - PFS Sourced               9.5          40%               6.1        8.9                46%
    Personal loans                                        9.8           2%               9.7        9.6                (1%)
    Auto                                                  6.2          35%               4.1        5.8                41%
    Sales finance and other                               3.2          23%               2.5        2.9                16%
                                                     ---------                      ---------  ---------
       Total                                           $ 61.6           7%            $ 56.6     $ 60.4                 7%
                                                     =========                      =========  =========

Number of offices                                       2,207          (5%)

Average yield                                          12.47%                         13.64%     12.76%
Average net interest margin                             8.06%                          7.97%      8.22%
Net credit loss ratio                                   2.73%
LOANS 90+ DAYS PAST DUE:
    In millions of dollars                            $ 1,765          (7%)
    %                                                   2.83%

(1) CitiFinancial is included within the North American Region of Consumer Finance and excludes Mexico and Puerto Rico.

Reclassified to conform to the current period's presentation.

GLOBAL CONSUMER
RETAIL BANKING
(In millions of dollars)

-----------------------------------------------------------------------------------------------------------------------------
                                                         1Q          2Q          3Q          4Q          1Q          2Q
                                                        2001        2001        2001        2001        2002        2002
                                                     ----------  ----------  ----------  ----------  ----------  ----------
TOTAL REVENUES, NET OF INTEREST EXPENSE              $ 2,505       $ 2,571    $ 3,042     $ 3,163       $ 3,339      $ 3,212
Adjusted Operating Expenses                            1,404         1,412      1,612       1,744         1,786        1,774
Provision for Benefits, Claims and Credit Losses         237           230        291         303           435          295
                                                     --------   ----------- ----------   ---------    ----------  -----------
Core Income Before Taxes and Minority Interest           864           929      1,139       1,116         1,118        1,143
Income Taxes                                             306           336        402         386           387          391
Minority Interest, net of tax                              5             7          6           9            10            9
                                                     --------   ----------- ----------   ---------    ----------  -----------
CORE INCOME                                            $ 553         $ 586      $ 731       $ 721         $ 721        $ 743
                                                     ========   =========== ==========   =========    ==========  ===========
Average Assets (in billions of dollars)                $ 119         $ 119      $ 152       $ 167         $ 173        $ 171
                                                     ========   =========== ==========   =========    ==========  ===========
Return on Assets                                       1.88%         1.98%      1.91%       1.71%         1.69%        1.74%
                                                     ========   =========== ==========   =========    ==========  ===========

KEY INDICATORS:
(in billions of dollars)

AVERAGE LOANS:
    North America                                     $ 53.8        $ 54.7     $ 63.8      $ 66.8        $ 68.9       $ 68.8
    International                                       37.9          37.1       37.8        37.7          36.7         38.1
                                                     --------   ----------- ----------   ---------    ----------  -----------
    Average Loans (1)                                 $ 91.7        $ 91.8    $ 101.6     $ 104.5       $ 105.6      $ 106.9
                                                     ========   =========== ==========   =========    ==========  ===========


AVERAGE CUSTOMER DEPOSITS:
    North America                                     $ 53.0        $ 53.8     $ 80.7      $ 85.5        $ 89.4       $ 87.4
    International                                       78.6          78.4       79.3        78.6          77.5         79.8
                                                     --------   ----------- ----------   ---------    ----------  -----------
    Total                                            $ 131.6       $ 132.2    $ 160.0     $ 164.1       $ 166.9      $ 167.2
                                                     ========   =========== ==========   =========    ==========  ===========

EOP ACCOUNTS (IN MILLIONS)
    North America                                       11.8          11.9       22.3        21.8          21.9         22.5
    International                                       18.3          18.5       18.8        18.9          19.0         19.3
                                                     --------   ----------- ----------   ---------    ----------  -----------
    Total                                               30.1          30.4       41.1        40.7          40.9         41.8
                                                     ========   =========== ==========   =========    ==========  ===========

BRANCHES
    North America                                        577           576      2,019       1,945         1,950        1,888
    International                                        897           906        907         913           909          908
                                                     --------   ----------- ----------   ---------    ----------  -----------
    Total                                              1,474         1,482      2,926       2,858         2,859        2,796
                                                     ========   =========== ==========   =========    ==========  ===========

ATM-ONLY LOCATIONS
    North America                                        153           156        162         165           165          179
    International                                        300           320        380         382           392          447
                                                     --------   ----------- ----------   ---------    ----------  -----------
    Total                                                453           476        542         547           557          626
                                                     ========   =========== ==========   =========    ==========  ===========

PROPRIETARY ATMS
    North America                                      2,331         2,320      6,554       6,574         6,652        6,706
    International                                      2,059         2,101      2,178       2,195         2,197        2,242
                                                     --------   ----------- ----------   ---------    ----------  -----------
    Total                                              4,390         4,421      8,732       8,769         8,849        8,948
                                                     ========   =========== ==========   =========    ==========  ===========

NET CREDIT LOSS RATIO                                  0.55%         0.53%      0.72%       0.78%         0.78%        0.80%

LOANS 90+DAYS PAST DUE:
    In millions of dollars                           $ 2,270     $   2,475  $   3,316    $  3,437     $   3,481    $   3,561
    %                                                  2.48%         2.71%      3.19%       3.30%         3.34%        3.31%

PRIMERICA FINANCIAL SERVICES:
    Agents Licensed for Life Insurance                88,907       93,998      93,156      95,679        98,272     101,358
    Life Insurance in Force
      (in billions of dollars)                       $ 415.4     $  422.9   $   427.7    $  434.8     $   441.3    $  452.6
    Total Mutual Fund Sales
      (in millions of dollars)                       $ 993.8     $  868.3   $   776.5    $  770.2     $   936.8    $  964.0
    Cash advanced on Loans
      (in millions of dollars) (2)                   $ 694.5     $1,091.9   $ 1,006.1    $1,077.3     $ 1,253.8    $1,139.8
    Variable Annuity Net Written
      Premiums & Deposits (in millions
      of dollars)                                    $ 247.6     $  237.1   $   222.1    $  217.2     $   224.9    $  249.5

                                                                     3Q 2002 vs.       YTD         YTD         YTD 3Q 2002 VS.
                                                         3Q      3Q 2001 INCREASE/      3Q          3Q      YTD 3Q 2001 INCREASE/
                                                        2002        (DECREASE)         2001        2002          (DECREASE)
                                                     ----------  -----------------  ----------  ----------  ---------------------
TOTAL REVENUES, NET OF INTEREST EXPENSE                $ 3,317             9%        $ 8,118      $ 9,868            22%
Adjusted Operating Expenses                              1,720             7%          4,428        5,280            19%
Provision for Benefits, Claims and Credit Losses           260           (11%)           758          990            31%
                                                    -----------                     ---------    ---------
Core Income Before Taxes and Minority Interest           1,337            17%          2,932        3,598            23%
Income Taxes                                               462            15%          1,044        1,240            19%
Minority Interest, net of tax                                8            33%             18           27            50%
                                                    -----------                     ---------    ---------
CORE INCOME                                              $ 867            19%        $ 1,870      $ 2,331            25%
                                                    ===========                     =========    =========
Average Assets (in billions of dollars)                  $ 166             9%          $ 130        $ 170            31%
                                                    ===========                     =========    =========
Return on Assets                                         2.07%                         1.92%        1.83%
                                                    ===========                     =========    =========

KEY INDICATORS:
(in billions of dollars)

AVERAGE LOANS:
    North America                                       $ 69.8             9%         $ 57.4       $ 69.2            21%
    International                                         38.3             1%           37.6         37.7             -
                                                    -----------                     ---------    ---------
    Average Loans (1)                                  $ 108.1             6%         $ 95.0      $ 106.9            13%
                                                    ===========                     =========    =========


AVERAGE CUSTOMER DEPOSITS:
    North America                                       $ 86.5             7%         $ 62.5       $ 87.7            40%
    International                                         79.3             -            78.8         78.9             -
                                                    -----------                     ---------    ---------
    Total                                              $ 165.8             4%        $ 141.3      $ 166.6            18%
                                                    ===========                     =========    =========

EOP ACCOUNTS (IN MILLIONS)
    North America                                         22.4             -
    International                                         18.6            (1%)
                                                    -----------
    Total                                                 41.0             -
                                                    ===========

BRANCHES
    North America                                        1,881            (7%)
    International                                          890            (2%)
                                                    -----------
    Total                                                2,771            (5%)
                                                    ===========

ATM-ONLY LOCATIONS
    North America                                          182            12%
    International                                          466            23%
                                                    -----------
    Total                                                  648            20%
                                                    ===========

PROPRIETARY ATMS
    North America                                        6,760             3%
    International                                        2,278             5%
                                                    -----------
    Total                                                9,038             4%
                                                    ===========

NET CREDIT LOSS RATIO                                    0.68%

LOANS 90+DAYS PAST DUE:
    In millions of dollars                          $   3,490
    %                                                    3.24%

PRIMERICA FINANCIAL SERVICES:
    Agents Licensed for Life Insurance                105,567             13%
    Life Insurance in Force
      (in billions of dollars)                      $   459.1              7%
    Total Mutual Fund Sales
      (in millions of dollars)                      $   718.0             (8%)
    Cash advanced on Loans
      (in millions of dollars) (2)                  $ 1,105.4             10%
    Variable Annuity Net Written
      Premiums & Deposits (in millions
      of dollars)                                   $   183.7            (17%)

(1) Includes loans held for sale.
(2) Represents loan products marketed by PFS; the receivables are primarily reflected in the assets of Consumer Finance.

Reclassified to conform to the current period's presentation.

GLOBAL CONSUMER
RETAIL BANKING
GEOGRAPHIC AND BUSINESS DISTRIBUTION
(In millions of dollars)

------------------------------------------------------------------------------------------------------------------------------------
                                                         1Q          2Q          3Q          4Q          1Q          2Q
                                                        2001        2001        2001        2001        2002        2002
                                                     ----------  ----------  ----------  ----------  ----------  ----------
REVENUES:
NORTH AMERICA:
    Citibanking North America                            $ 651      $ 695     $ 760       $ 766         $ 801         $ 810
    Consumer Assets                                        239        265       257         261           299           311
    Primerica Financial Services                           490        497       493         499           512           522
    Mexico                                                  24         28       399         554           565           577
                                                      ---------   --------  --------  ----------    ----------  ------------
    TOTAL NORTH AMERICA RETAIL BANKING                 $ 1,404    $ 1,485     1,909     $ 2,080       $ 2,177       $ 2,220
                                                      ---------   --------  --------  ----------    ----------  ------------
INTERNATIONAL:
    Western Europe                                       $ 390      $ 373     $ 398       $ 406         $ 415         $ 457
    Japan                                                  106        109       114         106           104           113
    Asia (excluding Japan)                                 319        319       323         336           327           327
    Latin America                                          205        200       210         148           224            (5)
    CEEMEA                                                  81         85        88          87            92           100
                                                      ---------   --------  --------  ----------    ----------  ------------
    TOTAL INTERNATIONAL RETAIL BANKING                   1,101      1,086     1,133       1,083         1,162           992
                                                      ---------   --------  --------  ----------    ----------  ------------
    TOTAL RETAIL BANKING                               $ 2,505    $ 2,571     3,042     $ 3,163       $ 3,339       $ 3,212
                                                      =========   ========  ========  ==========    ==========  ============

CORE INCOME:
NORTH AMERICA:
    Citibanking North America                            $ 142      $ 144     $ 159       $ 181         $ 187         $ 196
    Consumer Assets                                         75         86        90          92            93           106
    Primerica Financial Services                           125        128       125         134           128           137
    Mexico                                                 (19)       (22)       85          53            90           100
                                                      ---------   --------  --------  ----------    ----------  ------------
    TOTAL NORTH AMERICA RETAIL BANKING                   $ 323      $ 336     $ 459       $ 460         $ 498         $ 539
                                                      ---------   --------  --------  ----------    ----------  ------------
INTERNATIONAL:
    Western Europe                                        $ 70       $ 69      $ 78        $ 88          $ 93         $ 106
    Japan                                                   31         34        38          35            33            37
    Asia (excluding Japan)                                  99        104       105         112           104           108
    Latin America                                           22         30        35           9           (19)          (60)
    CEEMEA                                                   8         13        16          17            12            13
                                                      ---------   --------  --------  ----------    ----------  ------------
    TOTAL INTERNATIONAL RETAIL BANKING                     230        250       272         261           223           204
                                                      ---------   --------  --------  ----------    ----------  ------------
    TOTAL RETAIL BANKING                                 $ 553      $ 586     $ 731       $ 721         $ 721         $ 743
                                                      =========   ========  ========  ==========    ==========  ============

                                                                     3Q 2002 vs.       YTD         YTD         YTD 3Q 2002 VS.
                                                         3Q      3Q 2001 INCREASE/      3Q          3Q      YTD 3Q 2001 INCREASE/
                                                        2002        (DECREASE)         2001        2002          (DECREASE)
                                                     ----------  -----------------  ----------  ----------  ---------------------
REVENUES:
NORTH AMERICA:
    Citibanking North America                          $ 791            4%         $ 2,106      $ 2,402               14%
    Consumer Assets                                      309           20%             761          919               21%
    Primerica Financial Services                         505            2%           1,480        1,539                4%
    Mexico                                               530           33%             451        1,672               NM
                                                     --------                    ----------   ----------
    TOTAL NORTH AMERICA RETAIL BANKING               $ 2,135           12%         $ 4,798      $ 6,532               36%
                                                     --------                    ----------   ----------
INTERNATIONAL:
    Western Europe                                     $ 483           21%         $ 1,161      $ 1,355               17%
    Japan                                                170           49%             329          387               18%
    Asia (excluding Japan)                               361           12%             961        1,015                6%
    Latin America                                         61          (71%)            615          280              (54%)
    CEEMEA                                               107           22%             254          299               18%
                                                     --------                    ----------   ----------
    TOTAL INTERNATIONAL RETAIL BANKING                 1,182            4%           3,320        3,336                0%
                                                     --------                    ----------   ----------
    TOTAL RETAIL BANKING                             $ 3,317            9%         $ 8,118      $ 9,868               22%
                                                     ========                    ==========   ==========

CORE INCOME:
NORTH AMERICA:
    Citibanking North America                          $ 202           27%           $ 445        $ 585               31%
    Consumer Assets                                      112           24%             251          311               24%
    Primerica Financial Services                         131            5%             378          396                5%
    Mexico                                               130           53%              44          320               NM
                                                     --------                    ----------   ----------
    TOTAL NORTH AMERICA RETAIL BANKING                 $ 575           25%         $ 1,118      $ 1,612               44%
                                                     --------                    ----------   ----------
INTERNATIONAL:
    Western Europe                                     $ 109           40%           $ 217        $ 308               42%
    Japan                                                 73           92%             103          143               39%
    Asia (excluding Japan)                               128           22%             308          340               10%
    Latin America                                        (38)          NM               87         (117)              NM
    CEEMEA                                                20           25%              37           45               22%
                                                     --------                    ----------   ----------
    TOTAL INTERNATIONAL RETAIL BANKING                   292            7%             752          719               (4%)
                                                     --------                    ----------   ----------
    TOTAL RETAIL BANKING                               $ 867           19%         $ 1,870      $ 2,331               25%
                                                     ========                    ==========   ==========

    NM  Not meaningful
    Reclassified to conform to the current period's presentation.

GLOBAL CORPORATE AND INVESTMENT BANK
INCOME STATEMENT
(In millions of dollars)

------------------------------------------------------------------------------------------------------------------------------------
                                                         1Q          2Q          3Q          4Q          1Q          2Q
                                                        2001        2001        2001        2001        2002        2002
                                                     ----------  ----------  ----------  ----------  ----------  ----------
REVENUES:
  Commissions and Fees                               $ 1,402      $ 1,320     $ 1,218     $ 1,260      $ 1,363     $ 1,394
  Asset Management and Administration Fees               704          682         695         636          675         699
  Investment Banking                                   1,239        1,138         929       1,210        1,043       1,117
  Principal Transactions                               2,077        1,268         812         684        1,360       1,134
  Other Income                                           290          139         445         138           (8)        141
                                                     --------   ----------   ---------  ----------    ---------  ----------
     Total Non-Interest Revenues                       5,712        4,547       4,099       3,928        4,433       4,485
     Net Interest and Dividends                        1,846        1,987       2,015       2,612        2,411       2,382
                                                     --------   ----------   ---------  ----------    ---------  ----------
       Total Revenues, Net of Interest Expense         7,558        6,534       6,114       6,540        6,844       6,867
                                                     --------   ----------   ---------  ----------    ---------  ----------
Non-Interest Expenses:
  Compensation and Benefits                            3,333        2,748       2,518       2,754        3,014       2,869
  Other Operating and Administrative Expenses          1,630        1,339       1,350       1,419        1,180       1,319
                                                     --------   ----------   ---------  ----------    ---------  ----------
       Total Non-Interest Expenses                     4,963        4,087       3,868       4,173        4,194       4,188
                                                     --------   ----------   ---------  ----------    ---------  ----------
Provision for Credit Losses                              277          288         217         682          680         460
                                                     --------   ----------   ---------  ----------    ---------  ----------
Core Income Before Taxes and Minority Interest         2,318        2,159       2,029       1,685        1,970       2,219
Income Taxes and Minority Interest, Net of Tax           842          769         734         591          684         774
                                                     --------   ----------   ---------  ----------    ---------  ----------
    CORE INCOME                                      $ 1,476      $ 1,390     $ 1,295     $ 1,094      $ 1,286     $ 1,445
                                                     ========   ==========   =========  ==========    =========  ==========

Pre-tax Profit Margin                                  30.7%        33.0%       33.2%       25.8%        28.8%       32.3%
Non-Compensation Expenses as a Percent of
   Net Revenues                                        21.6%        20.5%       22.1%       21.7%        17.2%       19.2%
Compensation and Benefits Expenses as a Percent of
   Net Revenues                                        44.1%        42.1%       41.2%       42.1%        44.0%       41.8%
Compensation and Benefits Expenses as a Percent of
  Risk Adjusted Revenues (1)                           45.8%        44.0%       42.7%       47.0%        48.9%       44.8%

                                                                     3Q 2002 vs.       YTD         YTD         YTD 3Q 2002 VS.
                                                         3Q      3Q 2001 INCREASE/      3Q          3Q      YTD 3Q 2001 INCREASE/
                                                        2002        (DECREASE)         2001        2002          (DECREASE)
                                                     ----------  -----------------  ----------  ----------  ---------------------
REVENUES:
  Commissions and Fees                               $ 1,358            11%          $ 3,940      $ 4,115              4%
  Asset Management and Administration Fees               622           (11%)           2,081        1,996             (4%)
  Investment Banking                                     899            (3%)           3,306        3,059             (7%)
  Principal Transactions                               1,046            29%            4,157        3,540            (15%)
  Other Income                                           254           (43%)             874          387            (56%)
                                                     --------                       ---------   ----------
     Total Non-Interest Revenues                       4,179             2%           14,358       13,097             (9%)
     Net Interest and Dividends                        2,066             3%            5,848        6,859             17%
                                                     --------                       ---------   ----------
       Total Revenues, Net of Interest Expense         6,245             2%           20,206       19,956             (1%)
                                                     --------                       ---------   ----------
Non-Interest Expenses:
  Compensation and Benefits                            2,290            (9%)           8,599        8,173             (5%)
  Other Operating and Administrative Expenses          1,303            (3%)           4,319        3,802            (12%)
                                                     --------                       ---------   ----------
       Total Non-Interest Expenses                     3,593            (7%)          12,918       11,975             (7%)
                                                     --------                       ---------   ----------
Provision for Credit Losses                              798             NM              782        1,938              NM
                                                     --------                       ---------   ----------
Core Income Before Taxes and Minority Interest         1,854            (9%)           6,506        6,043             (7%)
Income Taxes and Minority Interest, Net of Tax           651           (11%)           2,345        2,109            (10%)
                                                     --------                       ---------   ----------
    CORE INCOME                                      $ 1,203            (7%)         $ 4,161      $ 3,934             (5%)
                                                     ========                       =========   ==========

Pre-tax Profit Margin                                  29.7%                           32.2%        30.3%
Non-Compensation Expenses as a Percent of
   Net Revenues                                        20.9%                           21.4%        19.1%
Compensation and Benefits Expenses as a Percent of
   Net Revenues                                        36.7%                           42.6%        41.0%
Compensation and Benefits Expenses as a Percent of
  Risk Adjusted Revenues (1)                           42.0%                           44.3%        45.4%

(1) Risk Adjusted Revenues represent Revenues net of Interest Expense less Provision for Credit Losses.

NM Not meaningful

Reclassified to conform to the
current period's presentation.

GLOBAL CORPORATE AND INVESTMENT BANK                            [CITIGROUP LOGO]
REVENUE DETAILS
(In millions of dollars)


                                                         1Q          2Q          3Q          4Q          1Q          2Q
                                                        2001        2001        2001        2001        2002        2002
                                                     ----------  ----------  ----------  ----------  ----------  ----------

INVESTMENT BANKING REVENUE:
  Debt Underwriting                                  $     433   $     409   $     329   $     355   $     349   $     359
  Equity Underwriting                                      224         247         193         232         342         308
  Advisory and Other Fees                                  582         482         407         623         352         450
                                                     ----------  ----------  ----------  ----------  ----------  ----------
    Total Investment Banking Revenues                $   1,239   $   1,138   $     929   $   1,210   $   1,043   $   1,117
                                                     ==========  ==========  ==========  ==========  ==========  ==========

TRADING RELATED REVENUE BY PRODUCT
          Fixed Income                               $   1,299   $     969   $     800   $   1,016   $   1,398   $   1,157
          Equities                                         472         214         101          95         147         180
          Foreign Exchange                                 365         399         295         458         467         536
          All Other                                         64          47          38          48          77          53
                                                     ----------  ----------  ----------  ----------  ----------  ----------
       Total Trading Related Revenue                 $   2,200   $   1,629   $   1,234   $   1,617   $   2,089   $   1,926
                                                     ==========  ==========  ==========  ==========  ==========  ==========

TRADING RELATED REVENUE BY INCOME STATEMENT LINE
          Principal Transactions                     $   2,077   $   1,268   $     812   $     684   $   1,360   $   1,134
          Net Interest Revenue                             123         361         422         933         729         792
                                                     ----------  ----------  ----------  ----------  ----------  ----------
       Total Trading Related Revenue                 $   2,200   $   1,629   $   1,234   $   1,617   $   2,089   $   1,926
                                                     ==========  ==========  ==========  ==========  ==========  ==========


                                                                     3Q 2002 vs.       YTD         YTD         YTD 3Q 2002 VS.
                                                         3Q      3Q 2001 INCREASE/      3Q          3Q      YTD 3Q 2001 INCREASE/
                                                        2002        (DECREASE)         2001        2002          (DECREASE)
                                                     ----------  -----------------  ----------  ----------  ---------------------
INVESTMENT BANKING REVENUE:
  Debt Underwriting
  Equity Underwriting                                $     270         (18%)        $   1,171   $     978            (16%)
  Advisory and Other Fees                                  195           1%               664         845             27%
                                                           434           7%             1,471       1,236            (16%)
                                                     ----------                     ----------  ----------
    Total Investment Banking Revenues                $     899          (3%)        $   3,306   $   3,059             (7%)
                                                     ==========                     ==========  ==========

TRADING RELATED REVENUE BY PRODUCT
          Fixed Income                               $   1,089          36%         $   3,068   $   3,644             19%
          Equities                                          (6)         NM                787         321            (59%)
          Foreign Exchange                                 398          35%             1,059       1,401             32%
          All Other                                         75          97%               149         205             38%
                                                     ----------                     ----------  ----------
       Total Trading Related Revenue                 $   1,556          26%         $   5,063   $   5,571             10%
                                                     ==========                     ==========  ==========

TRADING RELATED REVENUE BY INCOME STATEMENT LINE
          Principal Transactions                     $   1,046          29%         $   4,157   $   3,540            (15%)
          Net Interest Revenue                             510          21%               906       2,031             NM
                                                     ----------                     ----------  ----------
       Total Trading Related Revenue                 $   1,556          26%         $   5,063   $   5,571             10%
                                                     ==========                     ==========  ==========



NM  Not meaningful

Reclassified to conform to the current period's presentation.

GLOBAL CORPORATE AND INVESTMENT BANK                            [CITIGROUP LOGO]
CAPITAL MARKETS AND BANKING
(In millions of dollars)

                                                         1Q          2Q          3Q          4Q          1Q          2Q
                                                        2001        2001        2001        2001        2002        2002
                                                     ----------  ----------  ----------  ----------  ----------  ----------

TOTAL REVENUES, NET OF INTEREST EXPENSE              $   5,172   $   4,153   $   3,868   $   4,299   $   4,631   $   4,509
Adjusted Operating Expenses                              2,984       2,227       2,089       2,441       2,435       2,400
Provision for Credit Losses                                270         286         212         671         611         455
                                                     ----------  ----------  ----------  ----------  ----------  ----------
Core Income Before Taxes                                 1,918       1,640       1,567       1,187       1,585       1,654
Income Taxes and Minority Interest, Net of Tax             717         607         561         419         556         584
                                                     ----------  ----------  ----------  ----------  ----------  ----------
CORE INCOME                                          $   1,201   $   1,033   $   1,006   $     768   $   1,029   $   1,070
                                                     ==========  ==========  ==========  ==========  ==========  ==========


INVESTMENT BANKING
UNDERWRITING (FULL CREDIT TO BOOK MANAGER):
    DEBT AND EQUITY:
       Global Volume (1)                             $ 130,989   $ 119,208   $  95,719   $ 150,670   $ 137,343   $ 110,582
       Global Market Share                                12.2%       11.0%       10.8%       14.2%       11.8%       10.4%
       Rank                                                  2           2           1           1           1           1

       U.S. Volume (2)                               $ 100,395   $  94,985   $  80,201   $ 127,913   $ 114,284   $  84,444
       U.S. Market Share                                  14.2%       12.5%       11.9%       16.6%       13.7%       11.5%
       Rank                                                  2           2           1           1           1           1


                                                                     3Q 2002 vs.       YTD         YTD         YTD 3Q 2002 VS.
                                                         3Q      3Q 2001 INCREASE/      3Q          3Q      YTD 3Q 2001 INCREASE/
                                                        2002        (DECREASE)         2001        2002          (DECREASE)
                                                     ----------  -----------------  ----------  ----------  ---------------------
TOTAL REVENUES, NET OF INTEREST EXPENSE              $   4,013           4%         $  13,193   $  13,153             -
Adjusted Operating Expenses                              1,874         (10%)            7,300       6,709            (8%)
Provision for Credit Losses                                710           NM               768       1,776             NM
                                                     ----------                     ----------  ----------
Core Income Before Taxes                                 1,429          (9%)            5,125       4,668            (9%)
Income Taxes and Minority Interest, Net of Tax             505          (10%)           1,885       1,645            (13%)
                                                     ----------                     ----------  ----------
CORE INCOME                                          $     924          (8%)        $   3,240   $   3,023            (7%)
                                                     ==========                     ==========  ==========


INVESTMENT BANKING
UNDERWRITING (FULL CREDIT TO BOOK MANAGER):
    DEBT AND EQUITY:
       Global Volume (1)                             $  77,435         (19%)        $ 345,916   $ 325,360            (6%)
       Global Market Share                                10.0%                          11.3%       10.8%
       Rank                                                  1                              2           1

       U.S. Volume (2)                               $  65,015         (19%)        $ 275,581   $ 263,743            (4%)
       U.S. Market Share                                  11.3%                          12.9%       12.3%
       Rank                                                  1                              2           1

(1) Includes non-convertible debt, Rule 144A non-convertible debt, Rule 144A non-convertible preferred, non-convertible preferred, preferred, taxable municipal debt, mortgage and asset backed debt, all common stock, convertible debt and convertible preferred. Excludes all closed end funds.

(2) Includes all U.S. mortgage and asset backed debt, U.S. non-convertible debt, U.S. Rule 144A non-convertible and U.S. taxable municipal debt, all U.S. common stock, U.S. convertible debt and U.S. convertible preferred. Excludes all closed end funds, 144A common stock, 144A convertible stock, and 144A convertible preferred.

NM  Not meaningful

Reclassified to conform to the current period's presentation.

GLOBAL CORPORATE AND INVESTMENT BANK                            [CITIGROUP LOGO]
PRIVATE CLIENT
(In millions of dollars)

                                                         1Q          2Q          3Q          4Q          1Q          2Q
                                                        2001        2001        2001        2001        2002        2002
                                                     ----------  ----------  ----------  ----------  ----------  ----------

TOTAL REVENUES, NET OF INTEREST EXPENSE              $   1,549   $   1,508   $   1,450   $   1,433   $   1,477   $   1,523
Adjusted Operating Expenses                              1,235       1,179       1,157       1,130       1,165       1,198
Provision for Credit Losses                                  -          (1)          3           2           -           2
                                                     ----------  ----------  ----------  ----------  ----------  ----------
Core Income Before Taxes                                   314         330         290         301         312         323
Income Taxes                                               118         124         108         112         115         119
                                                     ----------  ----------  ----------  ----------  ----------  ----------
CORE INCOME                                          $     196   $     206   $     182   $     189   $     197   $     204
                                                     ==========  ==========  ==========  ==========  ==========  ==========


PRIVATE CLIENT
Financial Consultants                                   12,675      12,802      12,963      12,927      12,767      12,808
Annualized Revenue per FC (000)                      $     501   $     473   $     450   $     440   $     473   $     473
Branch offices                                             530         530         538         536         536         538

SALOMON SMITH BARNEY
CLIENT ASSETS (IN BILLIONS OF DOLLARS)
ASSETS UNDER FEE-BASED MANAGEMENT
Consulting Group and Internally Managed Accounts     $   134.4   $   149.3   $   134.9   $   150.2   $   154.3   $   137.4
Financial Consultant Managed Accounts                     51.9        57.0        49.4        54.9        55.2        49.5
                                                     ----------  ----------  ----------  ----------  ----------  ----------
    TOTAL (1)                                        $   186.3   $   206.3   $   184.3   $   205.1   $   209.5   $   186.9
                                                     ==========  ==========  ==========  ==========  ==========  ==========

Total Client Assets                                  $     911   $     981   $     905   $     977   $     994   $     939
U.S. Bank Deposit Program                            $    17.7   $    25.4   $    30.9   $    35.6   $    37.5   $    37.2


                                                                     3Q 2002 vs.       YTD         YTD         YTD 3Q 2002 VS.
                                                         3Q      3Q 2001 INCREASE/      3Q          3Q      YTD 3Q 2001 INCREASE/
                                                        2002        (DECREASE)         2001        2002          (DECREASE)
                                                     ----------  -----------------  ----------  ----------  ---------------------
TOTAL REVENUES, NET OF INTEREST EXPENSE              $   1,399           (4%)       $   4,507   $   4,399            (2%)
Adjusted Operating Expenses                              1,133           (2%)           3,571       3,496            (2%)
Provision for Credit Losses                                  -         (100%)               2           2             -
                                                     ----------                     ----------  ----------
Core Income Before Taxes                                   266           (8%)             934         901            (4%)
Income Taxes                                                98           (9%)             350         332            (5%)
                                                     ----------                     ----------  ----------
CORE INCOME                                          $     168           (8%)       $     584   $     569            (3%)
                                                     ==========                     ==========  ==========

PRIVATE CLIENT
Financial Consultants                                   12,744           (2%)
Annualized Revenue per FC (000)                      $     435           (3%)
Branch offices                                             538            -

SALOMON SMITH BARNEY
CLIENT ASSETS (IN BILLIONS OF DOLLARS)
ASSETS UNDER FEE-BASED MANAGEMENT
Consulting Group and Internally Managed Accounts     $   118.2          (12%)
Financial Consultant Managed Accounts                     44.3          (10%)
                                                     ----------
    TOTAL (1)                                        $   162.5          (12%)
                                                     ==========

Total Client Assets                                  $     860           (5%)
U.S. Bank Deposit Program                            $    40.0           29%

(1) Includes some assets jointly managed with Citigroup Asset Management.

Reclassified to conform to the current period's presentation.

GLOBAL CORPORATE AND INVESTMENT BANK                            [CITIGROUP LOGO]
TRANSACTION SERVICES
(In millions of dollars)

                                                         1Q          2Q          3Q          4Q          1Q          2Q
                                                        2001        2001        2001        2001        2002        2002
                                                     ----------  ----------  ----------  ----------  ----------  ----------

TOTAL REVENUES, NET OF INTEREST EXPENSE              $     902   $     891   $     856   $     867   $     835   $     939
Adjusted Operating Expenses                                749         698         697         684         642         626
Provision for Credit Losses                                  7           3           2           9          69           3
                                                     ----------  ----------  ----------  ----------  ----------  ----------
Core Income Before Taxes                                   146         190         157         174         124         310
Income Taxes and Minority Interest, Net of Tax              55          74          57          61          42         106
                                                     ----------  ----------  ----------  ----------  ----------  ----------
CORE INCOME                                          $      91   $     116   $     100   $     113   $      82   $     204
                                                     ==========  ==========  ==========  ==========  ==========  ==========

LIABILITY BALANCES (AVERAGE IN BILLIONS)             $      74   $      75   $      79   $      80   $      82   $      84
ASSETS UNDER CUSTODY (EOP IN TRILLIONS)              $     4.2   $     4.5   $     4.6   $     4.8   $     5.2   $     5.4



                                                                     3Q 2002 vs.       YTD         YTD         YTD 3Q 2002 VS.
                                                         3Q      3Q 2001 INCREASE/      3Q          3Q      YTD 3Q 2001 INCREASE/
                                                        2002        (DECREASE)         2001        2002          (DECREASE)
                                                     ----------  -----------------  ----------  ----------  ---------------------
TOTAL REVENUES, NET OF INTEREST EXPENSE              $     891           4%         $   2,649   $   2,665              1%
Adjusted Operating Expenses                                625         (10%)            2,144       1,893            (12%)
Provision for Credit Losses                                 88           NM                12         160              NM
                                                     ----------                     ----------  ----------
Core Income Before Taxes                                   178          13%               493         612             24%
Income Taxes and Minority Interest, Net of Tax              57           -                186         205             10%
                                                     ----------                     ----------  ----------
CORE INCOME                                          $     121          21%         $     307   $     407             33%
                                                     ==========                     ==========  ==========

LIABILITY BALANCES (AVERAGE IN BILLIONS)             $      85           8%
ASSETS UNDER CUSTODY (EOP IN TRILLIONS)              $     5.3          15%


NM  Not meaningful

Reclassified to conform to the current period's presentation.

GLOBAL INVESTMENT MANAGEMENT                                    [CITIGROUP LOGO]
LIFE INSURANCE AND ANNUITIES
(In millions of dollars)

                                                            1Q          2Q          3Q          4Q          1Q          2Q
                                                           2001        2001        2001        2001        2002        2002
                                                        ----------  ----------  ----------  ----------  ----------  ----------

TOTAL REVENUES, NET OF INTEREST EXPENSE*                $   1,170   $   1,014   $     972   $   1,223   $   1,002     $ 1,216
Total Operating Expenses                                       97          94          91         112          92         112
Provision for Benefits and Claims                             752         571         609         813         616         735
                                                        ----------  ----------  ----------  ----------  ----------  ----------
Core Income Before Taxes and Minority Interest                321         349         272         298         294         369
Income Taxes                                                  106         113          84          91          90         114
Minority Interest, net of tax                                   -           -           3           7           -           -
                                                        ----------  ----------  ----------  ----------  ----------  ----------
CORE INCOME                                             $     215   $     236   $     185   $     200   $     204   $     255
                                                        ==========  ==========  ==========  ==========  ==========  ==========

Travelers Life & Annuity - Core Income                  $     209   $     230   $     178   $     201   $     200   $     206
International Insurance Manufacturing - Core Income     $       6   $       6   $       7   $      (1)  $       4   $      49

PRE-TAX CONTRIBUTION BY SOURCE:
Individual annuities                                    $     119   $     121   $      94   $      99   $     123   $     112
Group annuities                                               111         128          95         105          98          96
Life and long-term care insurance                              61          73          51          75          51          74
Other (includes run-off and return on excess capital)          21          19          17          16          17          17
                                                        ----------  ----------  ----------  ----------  ----------  ----------
   Total Travelers Life & Annuity                             312         341         257         295         289         299
Total International Insurance Manufacturing                     9           8          15           3           5          70
                                                        ----------  ----------  ----------  ----------  ----------  ----------
   Total Life Insurance and Annuities                   $     321   $     349   $     272   $     298   $     294   $     369
                                                        ==========  ==========  ==========  ==========  ==========  ==========
TRAVELERS LIFE AND ANNUITY:
     INDIVIDUAL ANNUITIES:
     ---------------------
     Net written premiums and deposits:
        Fixed                                           $     427   $     572   $     464   $     657   $     614   $     603
        Variable                                            1,099       1,068         952         881         898         916
        Individual Payout                                      19          15          14          11          14          12
                                                        ----------  ----------  ----------  ----------  ----------  ----------
           Total                                        $   1,545   $   1,655   $   1,430   $   1,549   $   1,526   $   1,531
                                                        ==========  ==========  ==========  ==========  ==========  ==========
     Policyholder account balances and benefit
      reserves: (1)
        Fixed                                           $   8,272   $   8,609   $   8,908   $   9,289   $   9,681   $  10,139
        Variable                                           18,948      20,438      17,952      20,117      20,381      18,423
        Individual Payout                                     632         632         630         626         622         618
                                                        ----------  ----------  ----------  ----------  ----------  ----------
           Total                                        $  27,852   $  29,679   $  27,490   $  30,032   $  30,684   $  29,180
                                                        ==========  ==========  ==========  ==========  ==========  ==========
     GROUP ANNUITIES:
     Net written premiums and deposits (2)              $   2,502   $   1,397   $   1,717   $   1,452   $   1,525   $   2,350
     Policyholder account balances and benefit
      reserves: (1)
        GIC's and other investment contracts            $  13,732   $  14,091   $  14,795   $  15,345   $  15,563   $  16,560
        Payout group annuities                              5,141       5,259       5,360       5,647       5,740       5,963
                                                        ----------  ----------  ----------  ----------  ----------  ----------
           Total                                        $  18,873   $  19,350   $  20,155   $  20,992   $  21,303   $  22,523
                                                        ==========  ==========  ==========  ==========  ==========  ==========
     INDIVIDUAL LIFE INSURANCE:
     --------------------------
     Net written premiums and deposits:
        Direct periodic premiums and deposits           $     187   $     142   $     126   $     197   $     233   $     177
        Single premium deposits                                47          48          36          77          76          72
        Reinsurance                                           (22)        (24)        (25)        (25)        (26)        (28)
                                                        ----------  ----------  ----------  ----------  ----------  ----------
           Total                                        $     212   $     166   $     137   $     249   $     283   $     221
                                                        ==========  ==========  ==========  ==========  ==========  ==========

     Policyholder account balances and benefit reserves $   3,085   $   3,193   $   3,175   $   3,401   $   3,592   $   3,643
     Life insurance in force (in billions, face amt.)   $    69.4   $    71.0   $    72.5   $    75.0   $    77.8   $    79.6
     Life insurance issued (in billions, face amt.)     $     3.8   $     2.9   $     2.9   $     4.2   $     4.5   $     4.0



                                                                        3Q 2002 vs.       YTD         YTD         YTD 3Q 2002 VS.
                                                            3Q      3Q 2001 INCREASE/      3Q          3Q      YTD 3Q 2001 INCREASE/
                                                           2002        (DECREASE)         2001        2002          (DECREASE)
                                                        ----------  -----------------  ----------  ----------  ---------------------
TOTAL REVENUES, NET OF INTEREST EXPENSE*                $   1,073           10%        $   3,156   $   3,291               4%
Total Operating Expenses                                      124           36%              282         328              16%
Provision for Benefits and Claims                             698           15%            1,932       2,049               6%
                                                        ----------                     ----------  ----------
Core Income Before Taxes and Minority Interest                251           (8%)             942         914              (3%)
Income Taxes                                                   68          (19%)             303         272             (10%)
Minority Interest, net of tax                                   -         (100%)               3           -            (100%)
                                                        ----------                     ----------  ----------
CORE INCOME                                             $     183           (1%)       $     636   $     642               1%
                                                        ==========                     ==========  ==========

Travelers Life & Annuity - Core Income                  $     170           (4%)       $     617   $     576              (7%)
International Insurance Manufacturing - Core Income     $      13           86%        $      19   $      66               NM

PRE-TAX CONTRIBUTION BY SOURCE:
Individual annuities                                    $      89           (5%)       $     334    $    324              (3%)
Group annuities                                                62          (35%)             334         256             (23%)
Life and long-term care insurance                              72           41%              185         197               6%
Other (includes run-off and return on excess capital)          12          (29%)              57          46             (19%)
                                                        ----------                     ----------  ----------
   Total Travelers Life & Annuity                             235           (9%)             910         823             (10%)
Total International Insurance Manufacturing                    16            7%               32          91               NM
                                                        ----------                     ----------  ----------
   Total Life Insurance and Annuities                   $     251           (8%)       $     942   $     914              (3%)
                                                        ==========                     ==========  ==========
TRAVELERS LIFE AND ANNUITY:
     INDIVIDUAL ANNUITIES:
     ---------------------
     Net written premiums and deposits:
        Fixed                                           $     592           28%        $   1,463   $   1,809              24%
        Variable                                              695          (27%)           3,119       2,509             (20%)
        Individual Payout                                      15            7%               48          41             (15%)
                                                        ----------                     ----------  ----------
           Total                                        $   1,302           (9%)       $   4,630   $   4,359              (6%)
                                                        ==========                     ==========  ==========
     Policyholder account balances and benefit
      reserves: (1)
        Fixed                                           $  10,748           21%
        Variable                                           15,945          (11%)
        Individual Payout                                     615           (2%)
                                                        ----------
           Total                                        $  27,308           (1%)
                                                        ==========
     GROUP ANNUITIES:
     Net written premiums and deposits (2)              $   1,397          (19%)       $   5,616   $   5,272              (6%)
     Policyholder account balances and benefit
      reserves: (1)
        GIC's and other investment contracts            $  16,551           12%
        Payout group annuities                              6,124           14%
                                                        ----------
           Total                                        $  22,675           13%
                                                        ==========
     INDIVIDUAL LIFE INSURANCE:
     --------------------------
     Net written premiums and deposits:
        Direct periodic premiums and deposits           $     143           13%        $     455   $     553              22%
        Single premium deposits                                64           78%              131         212              62%
        Reinsurance                                           (29)         (16%)             (71)        (83)            (17%)
                                                        ----------                     ----------  ----------
           Total                                        $     178           30%        $     515   $     682              32%
                                                        ==========                     ==========  ==========

     Policyholder account balances and benefit reserves $   3,635           14%
     Life insurance in force (in billions, face amt.)   $    80.7           11%
     Life insurance issued (in billions, face amt.)     $     3.2           10%        $     9.6   $    11.7              22%


(1)  Includes general account, separate accounts and managed funds.

(2) Excludes deposits of $167.0, $29.0 and $30.0 for the first, second and third quarters of 2002, respectively and $28.0, $12.0, $594.0 and $275.0 in the first, second, third and fourth quarters of 2001, respectively, related to Citigroup plans previously managed externally.

*    Excludes Realized Gain / (Losses) on Investments.

NM   Not meaningful

Reclassified to conform to the current period's presentation.

GLOBAL INVESTMENT MANAGEMENT                                    [CITIGROUP LOGO]
PRIVATE BANK
(In millions of dollars)

                                                         1Q          2Q          3Q          4Q          1Q          2Q
                                                        2001        2001        2001        2001        2002        2002
                                                     ----------  ----------  ----------  ----------  ----------  ----------

TOTAL REVENUES, NET OF INTEREST EXPENSE              $     392   $     376   $     366   $     408   $     423   $     427
Adjusted Operating Expenses                                239         230         225         245         254         261
Provision for Credit Losses                                  2           1           4          16           6           -
                                                     ----------  ----------  ----------  ----------  ----------  ----------
Core Income Before Taxes                                   151         145         137         147         163         166
Income Taxes                                                56          53          46          53          51          53
                                                     ----------  ----------  ----------  ----------  ----------  ----------
CORE INCOME                                          $      95   $      92   $      91   $      94   $     112   $     113
                                                     ==========  ==========  ==========  ==========  ==========  ==========
Average Assets (in billions of dollars)              $      25   $      26   $      26   $      26   $      28   $      29
                                                     ==========  ==========  ==========  ==========  ==========  ==========
Return on Assets                                          1.54%       1.42%       1.39%       1.43%       1.62%       1.56%
                                                     ==========  ==========  ==========  ==========  ==========  ==========
Client Business Volumes (in billions of dollars)     $     146   $     151   $     150   $     159   $     166   $     163
                                                     ==========  ==========  ==========  ==========  ==========  ==========

CLIENT BUSINESS VOLUMES (IN BILLIONS OF DOLLARS):
    Proprietary Managed Assets                       $      29   $      28   $      29   $      31    $     31   $      29
    Other Assets under Fee-Based Management                  5           7           6           8           9           9
    Banking and Fiduciary Deposits                          31          31          33          34          35          36
    Loans                                                   26          26          27          27          29          30
    Other, Principally Custody Accounts                     55          59          55          59          62          59
                                                     ----------  ----------  ----------  ----------  ----------  ----------
       Total Client Business Volumes                 $     146   $     151   $     150   $     159   $     166   $     163
                                                     ==========  ==========  ==========  ==========  ==========  ==========

REVENUES:
Customer Revenues
    Net Interest Spread and Recurring
       Fee-Based Revenues                            $     250   $     247   $     253   $     256   $     271   $     269
    Transaction Revenues                                    99          81          62          94          92          96
                                                     ----------  ----------  ----------  ----------  ----------  ----------
       Total Customer Revenues                             349         328         315         350         363         365
Other Revenues (Principally Allocated Equity
    and Treasury Revenues)                                  43          48          51          58          60          62
                                                     ----------  ----------  ----------  ----------  ----------  ----------
       TOTAL REVENUES                                $     392   $     376   $     366   $     408   $     423   $     427
                                                     ==========  ==========  ==========  ==========  ==========  ==========
                North America                        $     153   $     154   $     152   $     164   $     187   $     184
                International                              239         222         214         244         236         243
                                                     ----------  ----------  ----------  ----------  ----------  ----------
                                                     $     392   $     376   $     366   $     408   $     423   $     427
                                                     ==========  ==========  ==========  ==========  ==========  ==========

Net Credit Loss Ratio                                    (0.01%)      0.04%       0.03%       0.15%       0.04%       0.00%



                                                                     3Q 2002 vs.       YTD         YTD         YTD 3Q 2002 VS.
                                                         3Q      3Q 2001 INCREASE/      3Q          3Q      YTD 3Q 2001 INCREASE/
                                                        2002        (DECREASE)         2001        2002          (DECREASE)
                                                     ----------  -----------------  ----------  ----------  ---------------------
TOTAL REVENUES, NET OF INTEREST EXPENSE              $     412         13%          $   1,134   $   1,262            11%
Adjusted Operating Expenses                                237          5%                694         752             8%
Provision for Credit Losses                                  5         25%                  7          11            57%
                                                     ----------                     ----------  ----------
Core Income Before Taxes                                   170         24%                433         499            15%
Income Taxes                                                55         20%                155         159             3%
                                                     ----------                     ----------  ----------
CORE INCOME                                          $     115         26%          $     278   $     340            22%
                                                     ==========                     ==========  ==========
Average Assets (in billions of dollars)              $      29         12%          $      26   $      29            12%
                                                     ==========                     ==========  ==========
Return on Assets                                          1.57%                          1.43%       1.57%
                                                     ==========                     ==========  ==========
Client Business Volumes (in billions of dollars)     $     157          5%          $     150   $     157             5%
                                                     ==========                     ==========  ==========


CLIENT BUSINESS VOLUMES (IN BILLIONS OF DOLLARS):
    Proprietary Managed Assets                       $      28         (3%)
    Other Assets under Fee-Based Management                  8         33%
    Banking and Fiduciary Deposits                          36          9%
    Loans                                                   31         15%
    Other, Principally Custody Accounts                     54         (2%)
                                                     ----------
       Total Client Business Volumes                 $     157          5%
                                                     ==========


REVENUES:
Customer Revenues
    Net Interest Spread and Recurring
       Fee-Based Revenues                            $     268          6%          $     750   $     808             8%
    Transaction Revenues                                    73         18%                242         261             8%
                                                     ----------                     ----------  ----------
       Total Customer Revenues                             341          8%                992       1,069             8%
Other Revenues (Principally Allocated Equity
    and Treasury Revenues)                                  71         39%                142         193            36%
                                                     ----------                     ----------  ----------
       TOTAL REVENUES                                $     412         13%          $   1,134   $   1,262            11%
                                                     ==========                     ==========  ==========
                North America                        $     187         23%          $     459   $     558            22%
                International                              225          5%                675         704             4%
                                                     ----------                     ----------  ----------
                                                     $     412         13%          $   1,134   $   1,262            11%
                                                     ==========                     ==========  ==========

Net Credit Loss Ratio                                     0.08%


Reclassified to conform to the current period's presentation.

GLOBAL INVESTMENT MANAGEMENT                                    [CITIGROUP LOGO]
ASSET MANAGEMENT (1)
(In millions of dollars)

                                                         1Q          2Q          3Q          4Q          1Q          2Q
                                                        2001        2001        2001        2001        2002        2002
                                                     ----------  ----------  ----------  ----------  ----------  ----------

TOTAL REVENUES, NET OF INTEREST EXPENSE              $     516   $     491   $     546   $     532   $     519   $     522
Adjusted Operating Expenses                                361         347         373         329         325         317
                                                     ----------  ----------  ----------  ----------  ----------  ----------
Core income before taxes and minority interest             155         144         173         203         194         205
Income Taxes                                                63          60          63          67          68          67
Minority Interest, net of tax                                1           -           6          11           -           1
                                                     ----------  ----------  ----------  ----------  ----------  ----------
CORE INCOME                                          $      91   $      84   $     104   $     125   $     126   $     137
                                                     ==========  ==========  ==========  ==========  ==========  ==========
Pre-tax profit margin                                     30.0%       29.3%       31.7%       38.2%       37.4%       39.3%

ASSET MANAGEMENT (EXCL. RETIREMENT SERVICES):
    Total Revenues, Net of Interest Expense          $     445   $     420   $     424   $     417   $     435   $     441
    Adjusted Operating Expenses                            309         295         291         267         274         280
                                                     ----------  ----------  ----------  ----------  ----------  ----------
    Core income before taxes and minority interest         136         125         133         150         161         161
    Income taxes and minority interest, net of tax          54          51          53          58          63          60
                                                     ----------  ----------  ----------  ----------  ----------  ----------
    CORE INCOME                                      $      82   $      74   $      80   $      92   $      98   $     101
                                                     ==========  ==========  ==========  ==========  ==========  ==========

RETIREMENT SERVICES:
    Total Revenues, Net of Interest Expense          $      71   $      71   $     122   $     115   $      84   $      81
    Adjusted Operating Expenses                             52          52          82          62          51          37
                                                     ----------  ----------  ----------  ----------  ----------  ----------
    Core income before taxes and minority interest          19          19          40          53          33          44
    Income taxes and minority interest, net of tax          10           9          16          20           5           8
                                                     ----------  ----------  ----------  ----------  ----------  ----------
    CORE INCOME                                      $       9   $      10   $      24   $      33   $      28   $      36
                                                     ==========  ==========  ==========  ==========  ==========  ==========


NET FLOWS BY BUSINESS (IN BILLIONS OF DOLLARS):
Retail/Private Bank                                  $     8.7   $     7.6   $     7.3   $     7.2   $     6.0   $     3.2
Institutional
    Long Term                                              1.6         2.6         1.7         2.9         4.1         3.6
    Liquidity                                              5.0         9.9         8.4         2.5         9.8         1.7
                                                     ----------  ----------  ----------  ----------  ----------  ----------
Total Institutional                                        6.6        12.5        10.1         5.4         13.9        5.3
                                                     ----------  ----------  ----------  ----------  ----------  ----------
    Net Flows Excluding US Retail Money Markets      $    15.3   $    20.1   $    17.4   $    12.6   $    19.9   $     8.5
                                                     ----------  ----------  ----------  ----------  ----------  ----------
US Retail Money Markets                              $    (6.5)  $   (12.6)  $    (2.5)  $    (4.6)  $    (1.6)  $    (4.5)

ASSETS UNDER MANAGEMENT BY BUSINESS (IN BILLIONS
  OF DOLLARS):
Retail/Private Bank (2)                              $   233.6   $   231.6   $   223.4   $   237.2   $   238.9   $   220.6
Institutional                                            116.5       131.0       138.7       142.5       156.6       161.7
Citigroup Alternative Investments (4)                     46.2        48.3        48.3        48.1        48.9        50.1
Retirement Services                                        6.7         7.3        11.3        12.1         9.9        10.1
                                                     ----------  ----------  ----------  ----------  ----------  ----------
    Total assets under management (2, 4)             $   403.0   $   418.2   $   421.7   $   439.9   $   454.3   $   442.5
                                                     ==========  ==========  ==========  ==========  ==========  ==========

ASSETS UNDER MANAGEMENT BY PRODUCT (IN BILLIONS
  OF DOLLARS):
Equity/Balanced                                      $   158.4   $   169.5   $   151.4   $   167.2   $   165.5   $   151.3
Fixed Income                                              80.7        83.6        98.6        99.8       106.3       111.7
Money Markets/Liquidity                                  126.7       125.0       131.5       132.2       140.6       135.2
Alternative Investments                                   37.2        40.1        40.2        40.7        41.9        44.3
                                                     ----------  ----------  ----------  ----------  ----------  ----------
    Total assets under management (2, 4)             $   403.0   $   418.2   $   421.7   $   439.9   $   454.3   $   442.5
                                                     ==========  ==========  ==========  ==========  ==========  ==========

NUMBER OF MORNINGSTAR 4- AND 5-STAR MUTUAL FUND
  SHARE CLASSES (3)
    Equity                                                  12          11          11          10          11          12
    Fixed Income                                            11           5           8           7          10          13

CITISTREET JOINT VENTURE - ASSETS UNDER
  ADMINISTRATION                                     $   183.5   $   181.6   $   178.8   $   179.3   $   181.0   $   175.8
     (IN BILLIONS OF DOLLARS)



                                                                     3Q 2002 vs.       YTD         YTD         YTD 3Q 2002 VS.
                                                         3Q      3Q 2001 INCREASE/      3Q          3Q      YTD 3Q 2001 INCREASE/
                                                        2002        (DECREASE)         2001        2002          (DECREASE)
                                                     ----------  -----------------  ----------  ----------  ---------------------
TOTAL REVENUES, NET OF INTEREST EXPENSE              $     518          (5%)        $   1,553   $   1,559              -
Adjusted Operating Expenses                                311         (17%)            1,081         953            (12%)
                                                     ----------                     ----------  ----------
Core income before taxes and minority interest             207          20%               472         606             28%
Income Taxes                                                70          11%               186         205             10%
Minority Interest, net of tax                                -        (100%)                7           1            (86%)
                                                     ----------                     ----------  ----------
CORE INCOME                                          $     137          32%         $     279   $     400             43%
                                                     ==========                     ==========  ==========
Pre-tax profit margin                                     40.0%

ASSET MANAGEMENT (EXCL. RETIREMENT SERVICES):
    Total Revenues, Net of Interest Expense          $     428           1%         $   1,289   $   1,304              1%
    Adjusted Operating Expenses                            274          (6%)              895         828             (7%)
                                                     ----------                     ----------  ----------
    Core income before taxes and minority interest         154          16%               394         476             21%
    Income taxes and minority interest, net of tax          59          11%               158         182             15%
                                                     ----------                     ----------  ----------
    CORE INCOME                                      $      95          19%         $     236   $     294             25%
                                                     ==========                     ==========  ==========

RETIREMENT SERVICES:
    Total Revenues, Net of Interest Expense          $      90         (26%)        $     264   $     255             (3%)
    Adjusted Operating Expenses                             37         (55%)              186         125            (33%)
                                                     ----------                     ----------  ----------
    Core income before taxes and minority interest          53          33%                78         130             67%
    Income taxes and minority interest, net of tax          11         (31%)               35          24            (31%)
                                                     ----------                     ----------  ----------
    CORE INCOME                                      $      42          75%         $      43   $     106              NM
                                                     ==========                     ==========  ==========

NET FLOWS BY BUSINESS (IN BILLIONS OF DOLLARS):
Retail/Private Bank                                  $     0.7         (90%)        $    23.6   $     9.9            (58%)
Institutional
    Long Term                                              1.6          (6%)              5.9         9.3             58%
    Liquidity                                             (8.1)          NM              23.3         3.4            (85%)
                                                     ----------                     ----------  ----------
Total Institutional                                       (6.5)          NM              29.2        12.7            (57%)
                                                     ----------                     ----------  ----------
    Net Flows Excluding US Retail Money Markets      $    (5.8)          NM         $    52.8   $    22.6            (57%)
                                                     ----------                     ----------  ----------
US Retail Money Markets                              $    (3.0)        (20%)        $   (21.6)  $    (9.1)            58%

ASSETS UNDER MANAGEMENT BY BUSINESS (IN BILLIONS
  OF DOLLARS):
Retail/Private Bank (2)                              $   201.5         (10%)
Institutional                                            150.2           8%
Citigroup Alternative Investments (4)                     89.5          85%
Retirement Services                                       10.6          (6%)
                                                     ----------
    Total assets under management (2, 4)             $   451.8           7%
                                                     ==========

ASSETS UNDER MANAGEMENT BY PRODUCT (IN BILLIONS
  OF DOLLARS):
Equity/Balanced                                      $   129.4         (15%)
Fixed Income                                             145.1          47%
Money Markets/Liquidity                                  124.3          (5%)
Alternative Investments                                   53.0          32%
                                                     -----------
    Total assets under management (2, 4)             $   451.8           7%
                                                     ==========

NUMBER OF MORNINGSTAR 4- AND 5-STAR MUTUAL FUND
  SHARE CLASSES (3)
    Equity                                                  13          18%
    Fixed Income                                            13          63%

CITISTREET JOINT VENTURE - ASSETS UNDER
  ADMINISTRATION                                     $   158.8         (11%)
     (IN BILLIONS OF DOLLARS)


(1)  Includes Retirement Services Businesses.

(2) Includes $29, $28, $29 and $31 billion for the first, second, third and fourth quarters of 2001, respectively, and $31, $29 and $28 billion for the first, second and third quarters of 2002, respectively, for Citigroup Private Bank clients.

(3) Asset calculations are based on classes of such funds ranked by Morningstar. Number of funds reflects only one class per fund and are based on performance of non-money market retail funds.

(4) Includes Travelers Property Casualty Corp. assets of $34 billion which Asset Management manages on a third-party basis following the spin-off.

NM   Not meaningful

Reclassified to conform to the current period's presentation.

PROPRIETARY INVESTMENT ACTIVITIES (1)                           [CITIGROUP LOGO]
(In millions of dollars)

                                                         1Q          2Q          3Q          4Q          1Q          2Q
                                                        2001        2001        2001        2001        2002        2002
                                                     ----------  ----------  ----------  ----------  ----------  ----------

ADJUSTED REVENUES  (2)                               $     (74)  $     310   $    (360)  $     565   $      92   $     (69)

TOTAL OPERATING EXPENSE                                     32          18          26          42          33          29

CORE INCOME (LOSS) (2)                               $     (68)  $     206   $    (249)  $     335   $      35   $     (70)


TOTAL PERIOD END ASSETS (IN BILLIONS)                $    10.4   $    10.0   $     9.0   $     9.3   $     9.3   $     8.3



                                                                     3Q 2002 vs.       YTD         YTD         YTD 3Q 2002 VS.
                                                         3Q      3Q 2001 INCREASE/      3Q          3Q      YTD 3Q 2001 INCREASE/
                                                        2002        (DECREASE)         2001        2002          (DECREASE)
                                                     ----------  -----------------  ----------  ----------  ---------------------
Adjusted Revenues  (2)                               $    (101)        72%          $    (124)  $     (78)           37%

TOTAL OPERATING EXPENSE                                     47         81%                 76         109            43%

CORE INCOME (LOSS) (2)                               $    (123)        51%          $    (111)  $    (158)          (42%)


TOTAL PERIOD END ASSETS (IN BILLIONS)                $     8.8         (2%)



(1) Includes Venture Capital Activities and certain other corporate investments.

(2) The 2002 third quarter includes $527 million ($323 million after-tax) related to the gain on sale of 399 Park Avenue.

Reclassified to conform to the current period's presentation.

INSURANCE INVESTMENT PORTFOLIO (1)
(In millions of dollars)

                                                              1Q          2Q          3Q          4Q          1Q
                                                             2001        2001        2001        2001        2002
                                                          ----------  ----------  ----------  ----------  ----------
Fixed-income investments:
  Available for sale, at market:
    Mortgage-backed securities - principally
      obligations of U.S. Government agencies             $   8,304   $   8,584   $   8,943    $  8,114   $   8,160
    U.S. Treasury securities and obligations of U.S.
      Government corporations and agencies                    1,676       1,389       1,559       1,901       2,093
    Corporates (including redeemable preferreds)             22,651      23,440      24,193      23,864      24,730
    Obligations of states and political subdivisions            624         674         645         161         148
    Debt securities issued by foreign governments               780         929         830         856         749
  Held to maturity, at amortized cost                            29          28          28          15          13
                                                          ----------  ----------  ----------  ----------  ----------
  Total fixed income                                         34,064      35,044      36,198      34,911      35,893
Equity securities, at market                                  1,304       1,289       1,201         551         548
Short-term and other                                          3,930       3,240       4,713       5,136       4,140
                                                          ----------  ----------  ----------  ----------  ----------
  TOTAL INVESTMENTS HELD BY INSURANCE COMPANIES           $  39,298   $  39,573   $  42,112    $ 40,598   $  40,581
                                                          ==========  ==========  ==========  ==========  ==========

After-tax unrealized gains / (losses) on invested assets  $     321   $     135   $     389    $    217   $   (112)
                                                          ==========  ==========  ==========  ==========  ==========

                                                                                    3Q 2002 vs.
                                                              2Q          3Q      3Q 2001 Increase/
                                                             2002        2002        (Decrease)
                                                          ----------  ----------  -----------------
Fixed-income investments:
   Available for sale, at market:
     Mortgage-backed securities - principally
       obligations of U.S. Government agencies            $   8,516   $   9,113             2%
     U.S. Treasury securities and obligations of U.S.
       Government corporations and agencies                   2,068       2,254            45%
     Corporates (including redeemable preferreds)            25,840      26,810            11%
     Obligations of states and political subdivisions           241         318           (51%)
     Debt securities issued by foreign governments              643         537           (35%)
   Held to maturity, at amortized cost                           12          12           (57%)
                                                          ----------  ----------
   Total fixed income                                        37,320      39,044             8%
Equity securities, at market                                    539         470           (61%)
Short-term and other                                          4,230       3,836           (19%)
                                                          ----------  ----------
   TOTAL INVESTMENTS HELD BY INSURANCE COMPANIES          $  42,089   $  43,350             3%
                                                          ==========  ==========

After-tax unrealized gains / (losses) on invested assets  $     160   $     600            54%
                                                          ==========  ==========


(1) Includes investments held by insurance companies. Excludes Travelers Property Casualty Corp.


Reclassified to conform to the current period's presentation.

     CITIGROUP CONSOLIDATED STATEMENT OF INCOME
     (In millions of dollars)


                                                         1Q          2Q          3Q          4Q          1Q          2Q
                                                        2001        2001        2001        2001        2002        2002
                                                     ----------  ----------  ----------  ----------  ----------  ----------
     REVENUES
          Loan interest, including fees                $ 9,997     $ 9,746    $ 10,282    $ 9,563      $ 9,159    $ 9,517
          Other interest and dividends                   6,646       6,491       6,316      5,443        4,944      5,483
          Insurance premiums                               942         723         789        996          780        931
          Commissions and fees                           4,054       3,668       3,746      4,125        3,928      4,105
          Principal transactions                         2,325       1,417       1,019        783        1,666      1,099
          Asset management and administration fees       1,389       1,331       1,371      1,298        1,320      1,377
          Realized gains (losses) from sales of
            investments                                    239          15         108       (125)          30       (190)
          Other income                                     956       1,265         851      1,391          827      1,279
                                                      ---------   ---------   ---------  ---------    ---------  ---------
             Total revenues                             26,548      24,656      24,482     23,474       22,654     23,601
             Interest expense                            9,478       8,424       8,284      5,607        4,856      5,608
                                                      ---------   ---------   ---------  ---------    ---------  ---------
             Total revenues, net of interest expense    17,070      16,232      16,198     17,867       17,798     17,993
                                                      ---------   ---------   ---------  ---------    ---------  ---------

     BENEFITS, CLAIMS, AND CREDIT LOSSES
          Policyholder benefits and claims                 943         763         820        994          803        925
          Provision for credit losses                    1,474       1,485       1,580      2,261        2,559      2,057
                                                      ---------   ---------   ---------  ---------    ---------  ---------
             Total benefits, claims, and credit
               losses                                    2,417       2,248       2,400      3,255        3,362      2,982
                                                      ---------   ---------   ---------  ---------    ---------  ---------

     OPERATING EXPENSES
          Non-insurance compensation and benefits        5,329       4,762       4,525      4,833        5,090      4,979
          Insurance underwriting, acquisition and
             operating                                     322         312         243        238          269        233
          Restructuring-related items (1)                  132         210         133        (21)          46        (40)
          Other operating (2)                            3,951       3,537       3,865      4,157        3,651      3,975
                                                      ---------   ---------   ---------  ---------    ---------  ---------
             Total operating expenses                    9,734       8,821       8,766      9,207        9,056      9,147
                                                      ---------   ---------   ---------  ---------    ---------  ---------
     INCOME FROM CONTINUING OPERATIONS BEFORE INCOME
          TAXES, MINORITY INTEREST AND CUMULATIVE
             EFFECT OF ACCOUNTING CHANGES                4,919       5,163       5,032      5,405        5,380      5,864
     Provision for income taxes                          1,798       1,837       1,771      1,797        1,879      2,017
     Minority interest, net of income taxes                  9          15          26         37           17         18
                                                      ---------   ---------   ---------  ---------    ---------  ---------
     INCOME FROM CONTINUING OPERATIONS BEFORE
            CUMULATIVE EFFECT OF ACCOUNTING  CHANGES     3,112       3,311       3,235      3,571        3,484      3,829
     DISCONTINUED OPERATIONS (3)
          Income (Loss) from Discontinued Operations       660         464        (151)       405          455        359
          Gain on Sale of Stock by Subsidiary                -           -           -          -        1,270          -
          Provision (benefit) for income taxes             192         123         (93)       101          319        104
                                                      ---------   ---------   ---------  ---------    ---------  ---------
     INCOME (LOSS) FROM DISCONTINUED OPERATIONS            468         341         (58)       304        1,406        255
     Cumulative Effect of Accounting Changes (4)           (42)       (116)          -          -          (47)         -
                                                      ---------   ---------   ---------  ---------    ---------  ---------
     NET INCOME                                        $ 3,538     $ 3,536     $ 3,177    $ 3,875      $ 4,843    $ 4,084
                                                      =========   =========   =========  =========    =========  =========


                                                                     3Q 2002 vs.       YTD         YTD         YTD 3Q 2002 VS.
                                                         3Q      3Q 2001 INCREASE/      3Q          3Q      YTD 3Q 2001 INCREASE/
                                                        2002        (DECREASE)         2001        2002          (DECREASE)
                                                     ----------  -----------------  ----------  ----------  ---------------------

     REVENUES
          Loan interest, including fees                $ 9,686          (6%)         $ 30,025    $ 28,362             (6%)
          Other interest and dividends                   5,398          (15%)          19,453      15,825            (19%)
          Insurance premiums                               855           8%             2,454       2,566              5%
          Commissions and fees                           3,612          (4%)           11,468      11,645              2%
          Principal transactions                           970          (5%)            4,761       3,735            (22%)
          Asset management and administration fees       1,263          (8%)            4,091       3,960             (3%)
          Realized gains (losses) from sales of
            investments                                   (165)          NM               362        (325)             NM
          Other income                                   1,886           NM             3,072       3,992             30%
                                                      ---------                      ---------  ----------
             Total revenues                             23,505          (4%)           75,686      69,760             (8%)
             Interest expense                            5,861          (29%)          26,186      16,325            (38%)
                                                      ---------                      ---------  ----------
             Total revenues, net of interest expense    17,644           9%            49,500      53,435              8%
                                                      ---------                      ---------  ----------

     BENEFITS, CLAIMS, AND CREDIT LOSSES
          Policyholder benefits and claims                 887           8%             2,526       2,615              4%
          Provision for credit losses                    2,689           70%            4,539       7,305             61%
                                                      ---------                      ---------  ----------
             Total benefits, claims, and credit
               losses                                    3,576           49%            7,065       9,920             40%
                                                      ---------                      ---------  ----------

     OPERATING EXPENSES
          Non-insurance compensation and benefits        4,387          (3%)           14,616      14,456             (1%)
          Insurance underwriting, acquisition and
             operating                                     230          (5%)              877         732            (17%)
          Restructuring-related items (1)                  (41)          NM               475         (35)             NM
          Other operating (2)                            3,864            -            11,353      11,490              1%
                                                      ---------                      ---------  ----------
             Total operating expenses                    8,440          (4%)           27,321      26,643             (2%)
                                                      ---------                      ---------  ----------
     INCOME FROM CONTINUING OPERATIONS BEFORE INCOME
          TAXES, MINORITY INTEREST AND CUMULATIVE
             EFFECT OF ACCOUNTING CHANGES                5,628           12%           15,114      16,872             12%
     Provision for income taxes                          1,898           7%             5,406       5,794              7%
     Minority interest, net of income taxes                 24          (8%)               50          59             18%
                                                      ---------                      ---------  ----------
     INCOME FROM CONTINUING OPERATIONS BEFORE
            CUMULATIVE EFFECT OF ACCOUNTING  CHANGES     3,706           15%            9,658      11,019             14%

     DISCONTINUED OPERATIONS (3)
          Income (Loss) from Discontinued Operations       151           NM               973         965             (1%)
          Gain on Sale of Stock by Subsidiary                -            -                 -       1,270              -
          Provision (benefit) for income taxes             (63)          32%              222         360             62%
                                                      ---------                      ---------  ----------
     INCOME (LOSS) FROM DISCONTINUED OPERATIONS            214           NM               751       1,875              NM
     Cumulative Effect of Accounting Changes (4)             -            -              (158)        (47)            70%
                                                      ---------                      ---------  ----------
     NET INCOME                                        $ 3,920           23%         $ 10,251    $ 12,847             25%
                                                      =========                      =========  ==========


(1) Restructuring-related items in the 2001 first quarter related principally to severance and costs associated with the reduction of staff in the Global Corporate and Investment Bank businesses, in the 2001 second quarter related principally to severance and costs associated with the reduction of staff primarily in the Global Corporate and Investment Bank and Global Consumer businesses, in the 2001 third quarter primarily related to the acquisition of Banamex and the integration of its operations, in the 2001 fourth quarter primarily related to reductions in the reserve due to changes in estimates, in the 2002 first quarter primarily related to severance and costs associated with the reduction of staff in Argentina within the Latin America consumer and corporate businesses, and in the 2002 second and third quarters primarily related to reductions in the reserve due to changes in estimates.

(2) Other operating expenses include the amortization of goodwill and certain intangible assets totalling approximately $133 million, $135 million, $127 million and $137 million in the first, second, third and fourth quarters of 2001, respectively. Amortization of these assets ceased upon adoption of SFAS 142 on January 1, 2002.


(3) Travelers Property Casualty Corp. (TPC) (a wholly-owned subsidiary of Citigroup on December 31, 2001) sold 231,000,000 shares of class A common stock at $18.50 per share in an initial public offering (IPO) on March 27, 2002. Citigroup made a tax-free distribution to its stockholders of a portion of its ownership interest in TPC on August 20, 2002. Discontinued Operations includes the operations of TPC, the $1.270 billion ($1.158 billion after-tax) gain on the IPO and income taxes on the operations and IPO gain. Citigroup remains a holder of approximately 9.9% of TPC's common equity.

(4) Accounting Changes refer to the 2001 first quarter adoption of Statement of Financial Accounting Standards No. 133, "Accounting for Derivative Instruments and Hedging Activities", as amended (SFAS 133), the 2001 second quarter adoption of EITF issue 99-20, "Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial Assets" (EITF 99-20), and the 2002 first quarter adoption of the remaining provisions of SFAS No. 142, "Goodwill and Other Intangible Assets" (SFAS 142).

NM Not meaningful

     CITIGROUP EARNINGS ANALYSIS - MANAGED BASIS
     (In millions of dollars)

                                                         1Q          2Q          3Q          4Q          1Q          2Q
                                                        2001        2001        2001        2001        2002        2002
                                                     ----------  ----------  ----------  ----------  ----------  ----------

     Total Revenues, Net of Interest Expense          $ 17,070    $ 16,232    $ 16,198    $ 17,867    $ 17,798     $ 17,993
     Realized Insurance Investment Portfolio
       (Gains) / Losses                                   (115)         (1)        (98)         71         (25)         185
     Effect of Securitization Activities                   766         930         907         965       1,021        1,081
                                                     ----------  ----------  ----------  ----------   ---------   ----------
     ADJUSTED REVENUES, NET OF INTEREST EXPENSE         17,721      17,161      17,007      18,903      18,794       19,259

     Total Operating Expenses (1)                        9,734       8,821       8,766       9,207       9,056        9,147
     Restructuring-Related Items (2)                      (132)       (210)       (133)         21         (46)          40
                                                     ----------  ----------  ----------  ----------   ---------   ----------
     ADJUSTED OPERATING EXPENSES                         9,602       8,611       8,633       9,228       9,010        9,187

     Benefits, Claims and Credit Losses                  2,417       2,248       2,400       3,255       3,362        2,982
     Effect of Securitization Activities                   766         930         907         965       1,021        1,081
                                                     ----------  ----------  ----------  ----------   ---------   ----------
     ADJUSTED BENEFITS, CLAIMS AND CREDIT LOSSES         3,183       3,178       3,307       4,220       4,383        4,063
     CORE INCOME BEFORE INCOME TAXES AND MINORITY
       INTEREST                                          4,936       5,372       5,067       5,455       5,401        6,009
     Taxes on Core Income                                1,809       1,917       1,786       1,814       1,887        2,068
     Minority Interest, Net of Income Taxes                  9          15          26          37          17           18
                                                     ----------  ----------  ----------  ----------   ---------   ----------
     CORE INCOME                                         3,118       3,440       3,255       3,604       3,497        3,923

     Restructuring-Related Items, After-tax (2)            (80)       (131)        (84)         13         (29)          26
     Cumulative Effect of Accounting Changes (3)           (42)       (116)          -           -         (47)           -
     Realized Insurance Investment Portfolio
       Gains / (Losses), After-tax                          74           2          64         (46)         16         (120)
     Discontinued Operations, After-tax (4)                468         341         (58)        304       1,406          255
                                                     ----------  ----------  ----------  ----------   ---------   ----------
     NET INCOME                                        $ 3,538     $ 3,536     $ 3,177     $ 3,875     $ 4,843      $ 4,084
                                                     ==========  ==========  ==========  ==========   =========   ==========

                                                                     3Q 2002 vs.       YTD         YTD         YTD 3Q 2002 VS.
                                                         3Q      3Q 2001 INCREASE/      3Q          3Q      YTD 3Q 2001 INCREASE/
                                                        2002        (DECREASE)         2001        2002          (DECREASE)
                                                     ----------  -----------------  ----------  ----------  ---------------------

     Total Revenues, Net of Interest Expense          $ 17,644           9%          $ 49,500    $ 53,435             8%
     Realized Insurance Investment Portfolio
       (Gains) / Losses                                    170           NM              (214)        330             NM
     Effect of Securitization Activities                   960           6%             2,603       3,062            18%
                                                    -----------                     ----------  ----------
     ADJUSTED REVENUES, NET OF INTEREST EXPENSE         18,774          10%            51,889      56,827            10%

     Total Operating Expenses (1)                        8,440          (4%)           27,321      26,643            (2%)
     Restructuring-Related Items (2)                        41           NM              (475)         35             NM
                                                    -----------                     ----------  ----------
     ADJUSTED OPERATING EXPENSES                         8,481          (2%)           26,846      26,678            (1%)

     Benefits, Claims and Credit Losses                  3,576          49%             7,065       9,920            40%
     Effect of Securitization Activities                   960           6%             2,603       3,062            18%
                                                    -----------                     ----------  ----------
     ADJUSTED BENEFITS, CLAIMS AND CREDIT LOSSES         4,536          37%             9,668      12,982            34%
     CORE INCOME BEFORE INCOME TAXES AND MINORITY
       INTEREST                                          5,757          14%            15,375      17,167            12%
     Taxes on Core Income                                1,940           9%             5,512       5,895             7%
     Minority Interest, Net of Income Taxes                 24          (8%)               50          59            18%
                                                    -----------                     ----------  ----------
     CORE INCOME                                         3,793          17%             9,813      11,213            14%

     Restructuring-Related Items, After-tax (2)             27           NM              (295)         24             NM
     Cumulative Effect of Accounting Changes (3)             -            -              (158)        (47)           70%
     Realized Insurance Investment Portfolio
       Gains / (Losses), After-tax                        (114)          NM               140        (218)            NM
     Discontinued Operations, After-tax (4)                214           NM               751       1,875             NM
                                                    -----------                     ----------  ----------
     NET INCOME                                        $ 3,920          23%         $ 10,251    $ 12,847            25%
                                                    ===========                     ==========  ==========

(1) Other operating expenses include the amortization of goodwill and certain intangible assets totalling approximately $133 million, $135 million, $127 million and $137 million in the first, second, third and fourth quarters of 2001, respectively. Amortization of these assets ceased upon adoption of SFAS 142 on January 1, 2002.

(2) Restructuring-related items in the 2001 first quarter related principally to severance and costs associated with the reduction of staff in the Global Corporate and Investment Bank businesses, in the 2001 second quarter related principally to severance and costs associated with the reduction of staff primarily in the Global Corporate and Investment Bank and Global Consumer businesses, in the 2001 third quarter primarily related to the acquisition of Banamex and the integration of its operations, in the 2001 fourth quarter primarily related to reductions in the reserve due to changes in estimates, in the 2002 first quarter primarily related to severance and costs associated with the reduction of staff in Argentina within the Latin America consumer and corporate businesses, and in the 2002 second and third quarters primarily related to reductions in the reserve due to changes in estimates.

(3) Accounting Changes refer to the 2001 first quarter adoption of Statement of Financial Accounting Standards No. 133, "Accounting for Derivative Instruments and Hedging Activities", as amended (SFAS 133), the 2001 second quarter adoption of EITF issue 99-20, "Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial Assets" (EITF 99-20), and the 2002 first quarter adoption of the remaining provisions of SFAS No. 142, "Goodwill and Other Intangible Assets" (SFAS 142).

(4) Travelers Property Casualty Corp. (TPC) (a wholly-owned subsidiary of Citigroup on December 31, 2001) sold 231,000,000 shares of class A common stock at $18.50 per share in an initial public offering (IPO) on March 27, 2002. Citigroup made a tax-free distribution to its stockholders of a portion of its ownership interest in TPC on August 20, 2002. Discontinued Operations includes the operations of TPC, the $1.270 billion ($1.158 billion after-tax) gain on the IPO and income taxes on the operations and IPO gain. Citigroup remains a holder of approximately 9.9% of TPC's common equity.


NM Not meaningful

     CITIGROUP CONSOLIDATED STATEMENT OF FINANCIAL POSITION (1)
     (In millions of dollars)

                                                 MARCH 31,        JUNE 30,     SEPTEMBER 30,     DECEMBER 31,     MARCH 31
                                                   2001            2001            2001            2001            2002
                                               -------------   -------------   -------------    -------------  -----------
ASSETS
Cash and due from banks (including segregated
  cash and other deposits)                       $ 14,373        $ 15,081         $ 21,877       $ 18,515       $ 15,984
Deposits at interest with banks                    19,284          15,199           17,488         19,216         17,189
Federal funds sold and securities purchased
  under resale agreements                         134,188         138,668          138,582        134,809        150,605
Brokerage receivables                              24,592          23,238           50,004         35,155         26,848
Trading account assets                            137,137         145,113          155,292        144,904        145,059
Investments                                       125,698         123,480          147,879        160,837        172,085
Loans, net of unearned income
  Consumer                                        220,780         225,018          246,779        248,201        246,699
  Corporate                                       145,497         143,608          152,636        143,732        142,262
                                               -----------      ----------      -----------    -----------    -----------
Loans, net of unearned income                     366,277         368,626          399,415        391,933        388,961
Allowance for credit losses                        (8,957)         (8,917)          (9,918)       (10,088)       (10,520)
                                               -----------      ----------      -----------    -----------    -----------
  Total loans, net                                357,320         359,709          389,497        381,845        378,441
Goodwill                                           11,949          11,975           23,327         23,861         25,506
Intangible assets                                   7,656           7,575            8,760          9,003          8,885
Reinsurance recoverables                           10,507          10,636           12,064         12,373         12,531
Separate and variable accounts                     23,514          25,102           23,080         25,569         25,981
Other assets                                       78,109          77,651           80,399         85,363         78,543
                                               -----------      ----------      -----------    -----------    -----------
TOTAL ASSETS                                    $ 944,327       $ 953,427       $1,068,249     $1,051,450     $1,057,657
                                               ===========      ==========      ===========    ===========    ===========

LIABILITIES
     Non-interest-bearing deposits in U.S.
       offices                                   $ 16,755        $ 18,056         $ 20,598       $ 23,054       $ 21,652
     Interest-bearing deposits in U.S. offices     81,637          85,515          102,572        110,388        119,083
     Non-interest-bearing deposits in offices
       outside the U.S.                            13,975          14,115           16,463         18,779         18,488
     Interest-bearing deposits in offices
       outside the U.S.                           200,918         196,912          217,537        222,304        223,166
                                               -----------      ----------      -----------    -----------    -----------
Total deposits                                    313,285         314,598          357,170        374,525        382,389
Federal funds purchased and securities sold
  under repurchase agreements                     136,239         148,365          154,709        153,511        165,120
Brokerage payables                                 13,415          16,517           45,643         32,891         25,790
Trading account liabilities                        84,783          76,034           74,508         80,543         81,537
Contractholder funds and separate and variable
  accounts                                         44,501          46,812           45,714         48,932         49,992
Insurance policy and claims reserves               45,157          45,432           48,667         49,294         49,840
Investment banking and brokerage borrowings        17,843          12,817            9,975         14,804         17,091
Short-term borrowings                              48,474          45,923           50,632         24,461         24,805
Long-term debt                                    118,080         121,705          128,276        121,631        117,757
Other liabilities                                  48,971          50,121           67,431         62,486         52,992
                                               -----------      ----------      -----------    -----------    -----------
Citigroup or subsidiary obligated mandatorily
  redeemable securities of subsidiary trusts
     holding solely junior subordinated debt
       securities of  --Parent                     2,300           2,300            4,850          4,850          4,326
                  --Subsidiary                     2,620           2,275            2,275          2,275          2,380
                                               -----------      ----------      -----------    -----------    -----------
TOTAL LIABILITIES                                 875,668         882,899          989,850        970,203        974,019
                                               -----------      ----------      -----------    -----------    -----------

STOCKHOLDERS' EQUITY
Preferred Stock                                     1,747           1,763            1,774          1,525          1,400
Common Stock                                           54              54               55             55             55
Additional paid-in capital                         17,050          16,881           23,150         23,196         23,860
Retained earnings                                  61,660          64,460           66,781         69,803         73,798
Treasury stock                                    (10,299)        (10,763)         (11,170)       (11,099)       (11,194)
Accumulated other changes in equity from
  nonowner sources                                    235             (90)            (559)          (844)        (1,770)
Unearned compensation                              (1,788)         (1,777)          (1,632)        (1,389)        (2,511)
                                               -----------      ----------      -----------    -----------    -----------
TOTAL STOCKHOLDERS' EQUITY                         68,659          70,528           78,399         81,247         83,638
                                               -----------      ----------      -----------    -----------    -----------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY      $ 944,327       $ 953,427       $1,068,249     $1,051,450     $1,057,657
                                               ===========      ==========      ===========    ===========    ===========



                                                                                 SEPTEMBER 30, 2002
                                                                                       VS.
                                                  JUNE 30,         SEPT 30,      December 31, 2001
                                                   2002           2002 (2)        INC (DECR)
                                               -------------    -------------    -----------------
ASSETS
Cash and due from banks (including segregated
  cash and other deposits)                        $ 17,686          $ 15,886          (14%)
Deposits at interest with banks                     16,768            15,183          (21%)
Federal funds sold and securities purchased
  under resale agreements                          148,384           157,482           17%
Brokerage receivables                               21,050            21,208          (40%)
Trading account assets                             163,867           161,803           12%
Investments                                        172,945           142,059          (12%)
Loans, net of unearned income
Consumer                                           260,503           265,869            7%
Corporate                                          142,712           138,016           (4%)
                                                -----------   ---------------
Loans, net of unearned income                      403,215           403,885            3%
Allowance for credit losses                        (10,437)          (10,720)          (6%)
                                                -----------   ---------------
Total loans, net                                   392,778           393,165            3%
Goodwill                                            25,604            22,559           (5%)
Intangible assets                                    8,844             7,776          (14%)
Reinsurance recoverables                            12,481             4,328          (65%)
Separate and variable accounts                      24,017            21,522          (16%)
Other assets                                        78,882            68,597          (20%)
                                                -----------   ---------------
TOTAL ASSETS                                    $1,083,306       $ 1,031,568           (2%)
                                                ===========   ===============

LIABILITIES
     Non-interest-bearing deposits in U.S.
       offices                                    $ 21,475          $ 22,469           (3%)
     Interest-bearing deposits in U.S. offices     114,466           118,101            7%
     Non-interest-bearing deposits in offices
       outside the U.S.                             19,706            19,343            3%
     Interest-bearing deposits in offices
       outside the U.S.                            239,231           230,914            4%
                                                -----------   ---------------
Total deposits                                     394,878           390,827            4%
Federal funds purchased and securities sold
  under repurchase agreements                      171,619           164,946            7%
Brokerage payables                                  21,175            19,766          (40%)
Trading account liabilities                         86,564            95,699           19%
Contractholder funds and separate and variable
  accounts                                          49,925            48,347           (1%)
Insurance policy and claims reserves                50,129            16,304          (67%)
Investment banking and brokerage borrowings         16,015            19,951           35%
Short-term borrowings                               24,638            27,991           14%
Long-term debt                                     114,580           109,672          (10%)
Other liabilities                                   61,300            51,211          (18%)
                                                -----------   ---------------
Citigroup or subsidiary obligated mandatorily
  redeemable securities of subsidiary trusts
     holding solely junior subordinated debt
       securities of  --Parent                      4,435             4,605            (5%)
                  --Subsidiary                      2,333             1,483           (35%)
                                                -----------   ---------------
TOTAL LIABILITIES                                  997,591           950,802           (2%)
                                                -----------   ---------------

STOCKHOLDERS' EQUITY
Preferred Stock                                      1,400             1,400           (8%)
Common Stock                                            55                55            -
Additional paid-in capital                          23,815            16,795          (28%)
Retained earnings                                   76,924            79,911           14%
Treasury stock                                     (12,624)          (14,363)         (29%)
Accumulated other changes in equity from
  nonowner sources                                  (1,726)           (1,095)         (30%)
Unearned compensation                               (2,129)           (1,937)         (39%)

                                                -----------   ---------------
TOTAL STOCKHOLDERS' EQUITY                          85,715            80,766           (1%)
                                                -----------   ---------------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY      $1,083,306       $ 1,031,568           (2%)
                                                ===========   ===============


(1) Periods prior to September 30, 2002, include balances for Travelers Property Casualty Corp.

(2)  Preliminary

       CONSUMER LOAN DELINQUENCY AMOUNTS, NET CREDIT LOSSES AND RATIOS (In millions of dollars, except loan amounts in billions)


                                                                                              EOP
                                                     90 DAYS OR MORE PAST DUE (1)            LOANS
                                            ----------------------------------------------------------
                                                3Q01         2Q02             3Q02           3Q02
                                            ------------  -------------  --------------    -----------
PRODUCT VIEW:
       CARDS                                  $ 2,119         $ 2,248         $ 2,305        $ 123.9
          RATIO                                 1.79%           1.85%           1.86%
             NORTH AMERICA CARDS                1,960           2,025           2,108          112.9
                RATIO                           1.81%           1.83%           1.87%
             INTERNATIONAL CARDS                  159             223             197           11.0
                RATIO                           1.53%           2.04%           1.79%
       CONSUMER FINANCE                         2,134           2,131           2,101           79.6
          RATIO                                 2.89%           2.72%           2.64%
             NORTH AMERICA CONSUMER FINANCE     1,908           1,828           1,776           63.1
                RATIO                           3.24%           2.97%           2.82%
             INTERNATIONAL CONSUMER FINANCE       226             303             325           16.5
                RATIO                           1.51%           1.82%           1.97%
       RETAIL BANKING                           3,316           3,561           3,490          107.8
          RATIO                                 3.19%           3.31%           3.24%
             NORTH AMERICA RETAIL BANKING       2,160           2,333           2,243           72.0
                RATIO                           3.26%           3.39%           3.11%
             INTERNATIONAL RETAIL BANKING       1,156           1,228           1,247           35.8
                RATIO                           3.07%           3.16%           3.48%
       PRIVATE BANK                                78             193             201           28.8
          RATIO                                 0.31%           0.67%           0.70%
       OTHER (2)                                    -               -             251            1.2


                                            ------------  -------------  --------------    -----------
TOTAL MANAGED                                 $ 7,647         $ 8,133         $ 8,348        $ 341.3
   RATIO                                        2.36%           2.41%           2.45%
                                            ------------  -------------  --------------    -----------
REGIONAL VIEW:

       NORTH AMERICA (EXCLUDING MEXICO)       $ 5,233        $  5,511         $ 5,581        $ 256.0
          RATIO                                 2.20%           2.22%           2.18%
       MEXICO                                     824             762             659            9.4
          RATIO                                 7.64%           7.69%           7.04%
       WESTERN EUROPE                             828           1,015           1,090           23.6
          RATIO                                 4.08%           4.41%           4.62%
       JAPAN                                      191             264             260           17.2
          RATIO                                 1.07%           1.32%           1.51%
       ASIA (EXCLUDING JAPAN)                     355             387             340           26.7
          RATIO                                 1.34%           1.42%           1.27%
       LATIN AMERICA                              163             115             352            3.5
          RATIO                                 2.95%           2.99%          10.13%
       CEEMEA                                      53              79              66            4.9
          RATIO                                 1.12%           1.59%           1.34%

                                            ------------  -------------  --------------    -----------
TOTAL MANAGED                                 $ 7,647         $ 8,133         $ 8,348        $ 341.3
   Ratio                                        2.36%           2.41%           2.45%
                                            ------------  -------------  --------------    -----------


                                                                   NET CREDIT LOSSES (1)                             AVERAGE
                                             ------------------------------------------------------------            LOANS
                                                     3Q01                  2Q02                 3Q02                  3Q02
                                             -----------------       ---------------   ------------------     -----------------
PRODUCT VIEW:
       CARDS                                         $ 1,548               $ 1,842              $ 1,767                $ 122.0
          RATIO                                        5.28%                 6.23%                5.75%
             NORTH AMERICA CARDS                       1,448                 1,719                1,616                  111.1
                RATIO                                  5.42%                 6.38%                5.77%
             INTERNATIONAL CARDS                         100                   123                  151                   10.9
                RATIO                                  3.83%                 4.67%                5.46%
       CONSUMER FINANCE                                  536                   709                  764                   79.1
          RATIO                                        2.94%                 3.71%                3.83%
             NORTH AMERICA CONSUMER FINANCE              364                   470                  438                   62.3
                RATIO                                  2.48%                 3.10%                2.79%
             INTERNATIONAL CONSUMER FINANCE              172                   239                  326                   16.8
                RATIO                                  4.86%                 6.12%                7.68%
       RETAIL BANKING                                    184                   212                  186                  108.1
          RATIO                                        0.72%                 0.80%                0.68%
             NORTH AMERICA RETAIL BANKING                 74                   120                   65                   69.8
                RATIO                                  0.46%                 0.70%                0.37%
             INTERNATIONAL RETAIL BANKING                110                    92                  121                   38.3
                RATIO                                  1.16%                 0.97%                1.26%
       PRIVATE BANK                                        2                     -                    5                   28.6
          RATIO                                        0.03%                 0.00%                0.08%
       OTHER (2)                                          17                     -                   (1)                   1.3


                                             -----------------       ---------------   ------------------     -----------------
TOTAL MANAGED                                        $ 2,287               $ 2,763              $ 2,721                $ 339.1
   RATIO                                               2.85%                 3.34%                3.18%
                                             -----------------       ---------------   ------------------     -----------------
REGIONAL VIEW:

       NORTH AMERICA (EXCLUDING MEXICO)              $ 1,869               $ 2,220              $ 2,076                $ 250.9
          RATIO                                        3.13%                 3.65%                3.28%
       MEXICO                                             36                    90                   46                    9.6
          RATIO                                        1.81%                 3.43%                1.90%
       WESTERN EUROPE                                     86                    94                  129                   23.4
          RATIO                                        1.72%                 1.72%                2.19%
       JAPAN                                             149                   226                  309                   19.8
          RATIO                                        3.47%                 4.79%                6.21%
       ASIA (EXCLUDING JAPAN)                             68                    91                  108                   27.0
          RATIO                                        1.01%                 1.34%                1.58%
       LATIN AMERICA                                      67                    30                   39                    3.5
          RATIO                                        4.66%                 3.03%                4.40%
       CEEMEA                                             12                    12                   14                    4.9
          RATIO                                        0.99%                 1.03%                1.14%

                                             -----------------       ---------------   ------------------     -----------------
TOTAL MANAGED                                        $ 2,287               $ 2,763              $ 2,721                $ 339.1
   Ratio                                               2.85%                 3.34%                3.18%
                                             -----------------       ---------------   ------------------     -----------------

(1) The ratios of 90 days or more past due and net credit losses are calculated based on end-of-period and average loans, respectively, both net of unearned income.

(2) Includes $251 million of loans received from the Argentine government in exchange for government bonds in the 2001 fourth quarter. These loans are included within the Life Insurance and Annuities business. Reclassified to conform to the current period's presentation.

     RESERVE FOR LOAN LOSSES
     (In millions of dollars)


                                                                1Q                   2Q                  3Q                4Q
                                                               2001                 2001                2001              2001
                                                          -------------   ------------------   -----------------  -----------------

     ALLOWANCE FOR CREDIT LOSSES AT BEGINNING OF PERIOD        $ 8,961              $ 8,957             $ 8,917            $ 9,918
                                                          -------------   ------------------   -----------------  -----------------
     PROVISION FOR CREDIT LOSSES:
           Global Consumer                                       1,197                1,196               1,362              1,573
           Global Corporate and Investment Bank                    147                  126                  87                494
           CitiCapital                                             130                  163                 131                194
                                                          -------------   ------------------   -----------------  -----------------
                                                                 1,474                1,485               1,580              2,261
                                                          -------------   ------------------   -----------------  -----------------

     GROSS CREDIT LOSSES:
           Global Consumer                                       1,364                1,407               1,590              1,884
           Global Corporate and Investment Bank                    181                  181                 171                632
           CitiCapital                                             150                  188                 229                311
                                                          -------------   ------------------   -----------------  -----------------
                                                                 1,695                1,776               1,990              2,827
                                                          -------------   ------------------   -----------------  -----------------
     CREDIT RECOVERIES:
           Global Consumer                                         199                  183                 211                260
           Global Corporate and Investment Bank                     33                   56                  87                118
           CitiCapital                                              21                   26                  32                 34
                                                          -------------   ------------------   -----------------  -----------------
                                                                   253                  265                 330                412
                                                          -------------   ------------------   -----------------  -----------------

     NET CREDIT LOSSES
           Global Consumer                                       1,165                1,224               1,379              1,624
           Global Corporate and Investment Bank                    148                  125                  84                514
           CitiCapital                                             129                  162                 197                277
                                                          -------------   ------------------   -----------------  -----------------
                                                                 1,442                1,511               1,660              2,415
                                                          -------------   ------------------   -----------------  -----------------

     Other  --  net (1)                                            (36)                 (14)              1,081                324
                                                          -------------   ------------------   -----------------  -----------------
     ALLOWANCE FOR CREDIT LOSSES AT END OF PERIOD              $ 8,957              $ 8,917             $ 9,918           $ 10,088
                                                          =============   ==================   =================  =================

     Net Consumer Credit Losses                                $ 1,165              $ 1,224             $ 1,379            $ 1,624
         As a Percentage of Average Consumer Loans               2.10%                2.19%               2.28%              2.62%
     Net Corporate Credit Losses                                 $ 148                $ 125                $ 84              $ 514
         As a Percentage of Average Corporate Loans              0.60%                0.49%               0.33%              2.15%
     Net CitiCapital Credit Losses                               $ 129                $ 162               $ 197              $ 277
         As a Percentage of Average CitiCapital Loans            1.35%                1.74%               1.70%              2.23%

     ALLOWANCE FOR CREDIT LOSSES
        Consumer                                               $ 4,956              $ 4,914             $ 5,454            $ 5,507
        Corporate                                                3,249                3,257               3,715              3,898
        CitiCapital                                                752                  746                 749                683
                                                          -------------   ------------------   -----------------  -----------------
           Total Allowance for Credit Losses                   $ 8,957              $ 8,917             $ 9,918           $ 10,088
                                                          =============   ==================   =================  =================

     ALLOWANCE AS A PERCENT OF TOTAL LOANS
        Consumer                                                 2.24%                2.18%               2.21%              2.22%
        Corporate                                                2.83%                2.87%               3.09%              3.44%
        CitiCapital                                              2.44%                2.46%               2.32%              2.25%
           Total                                                 2.45%                2.42%               2.48%              2.57%



                                                                        1Q                    2Q                    3Q
                                                                       2002                  2002                  2002
                                                            --------------------  --------------------  -------------------
     ALLOWANCE FOR CREDIT LOSSES AT BEGINNING OF PERIOD                $ 10,088              $ 10,520             $ 10,437
                                                            --------------------  --------------------  -------------------
     PROVISION FOR CREDIT LOSSES:
           Global Consumer                                                1,878                 1,599                1,885
           Global Corporate and Investment Bank                             569                   265                  668
           CitiCapital                                                      112                   193                  136
                                                            --------------------  --------------------  -------------------
                                                                          2,559                 2,057                2,689
                                                            --------------------  --------------------  -------------------

     GROSS CREDIT LOSSES:
           Global Consumer                                                1,898                 1,941                2,039
           Global Corporate and Investment Bank                             371                   368                  534
           CitiCapital                                                      187                   258                  171
                                                            --------------------  --------------------  -------------------
                                                                          2,456                 2,567                2,744
                                                            --------------------  --------------------  -------------------
     CREDIT RECOVERIES:
           Global Consumer                                                  255                   259                  278
           Global Corporate and Investment Bank                              42                   106                   73
           CitiCapital                                                       30                    35                   31
                                                            --------------------  --------------------  -------------------
                                                                            327                   400                  382
                                                            --------------------  --------------------  -------------------

     NET CREDIT LOSSES
           Global Consumer                                                1,643                 1,682                1,761
           Global Corporate and Investment Bank                             329                   262                  461
           CitiCapital                                                      157                   223                  140
                                                            --------------------  --------------------  -------------------
                                                                          2,129                 2,167                2,362
                                                            --------------------  --------------------  -------------------

     Other  --  net (1)                                                       2                    27                  (44)
                                                            --------------------  --------------------  -------------------
     ALLOWANCE FOR CREDIT LOSSES AT END OF PERIOD                      $ 10,520              $ 10,437             $ 10,720
                                                            ====================  ====================  ===================

     Net Consumer Credit Losses                                         $ 1,643               $ 1,682              $ 1,761
         As a Percentage of Average Consumer Loans                        2.71%                 2.65%                2.65%
     Net Corporate Credit Losses                                          $ 329                 $ 262                $ 461
         As a Percentage of Average Corporate Loans                       1.15%                 1.12%                1.77%
     Net CitiCapital Credit Losses                                        $ 157                 $ 223                $ 140
         As a Percentage of Average CitiCapital Loans                     1.35%                 1.99%                1.69%

     ALLOWANCE FOR CREDIT LOSSES
        Consumer                                                        $ 5,732               $ 5,756              $ 5,849
        Corporate                                                         4,152                 4,051                4,244
        CitiCapital                                                         636                   630                  627
                                                            --------------------  --------------------  -------------------
           Total Allowance for Credit Losses                           $ 10,520              $ 10,437             $ 10,720
                                                            ====================  ====================  ===================

     ALLOWANCE AS A PERCENT OF TOTAL LOANS
        Consumer                                                          2.32%                 2.21%                2.20%
        Corporate                                                         3.68%                 3.60%                3.85%
        CitiCapital                                                       2.18%                 2.18%                2.26%
           Total                                                          2.70%                 2.59%                2.65%



(1) The 2001 third quarter includes the addition of $1 billion of credit loss reserves related to the acquisition of Banamex. A review of the Banamex credit portfolio was completed in the 2001 fourth quarter resulting in an increase to the allowance for credit losses. This increase does not relate to credit deterioration in the 2001 fourth quarter.

     NON-PERFORMING ASSETS
     (In millions of dollars)

                                                              1Q                   2Q                  3Q                4Q
                                                             2001                 2001                2001              2001
                                                        -------------   ------------------   -----------------  -----------------

     CASH-BASIS AND RENEGOTIATED LOANS
     CORPORATE CASH-BASIS LOANS
     Collateral Dependent (at lower of cost or
       collateral value) (1)                                  $   528            $   527              $   699             $   699
     Other                                                      1,879              2,079                2,404               2,834
                                                        --------------  -----------------    -----------------  ------------------
             Total Corporate Cash-Basis Loans                 $ 2,407            $ 2,606              $ 3,103             $ 3,533
                                                        ==============  =================    =================  ==================

     CORPORATE CASH-BASIS LOANS
       CitiCapital                                            $   439            $   495              $   613             $   625
       JENA (2)                                                   710                654                  620                 900
       Other International (3)                                  1,195              1,420                1,838               1,987
       Insurance Subsidiaries                                      55                 24                   26                  19
       Investment Activities                                        8                 13                    6                   2
                                                        --------------  -----------------    -----------------  ------------------
             Total Corporate Cash-Basis Loans                 $ 2,407            $ 2,606              $ 3,103             $ 3,533
                                                        ==============  =================    =================  ==================
     CORPORATE CASH-BASIS LOANS AS A % OF
          TOTAL CORPORATE LOANS                                 1.65%              1.81%                2.03%               2.46%


     CORPORATE RENEGOTIATED LOANS                               $ 434            $   435              $   369             $   336
                                                        ==============  =================    =================  ==================

     CONSUMER LOANS ON WHICH ACCRUAL OF INTEREST
        HAS BEEN SUSPENDED                                    $ 3,814            $ 4,134              $ 4,748             $ 4,742
                                                        ==============  =================    =================  ==================

     OTHER REAL ESTATE OWNED AND OTHER REPOSSESSED
       ASSETS

     Consumer (4)                                             $   268            $   289              $   407             $   393
                                                        --------------  -----------------    -----------------  ------------------

     Global Corporate and Investment Bank                         178                199                  189                 147
     Insurance Subsidiaries                                       123                111                  112                 118
                                                        --------------  -----------------    -----------------  ------------------
             Total Corporate  (4)                                 301                310                  301                 265
                                                        --------------  -----------------    -----------------  ------------------

     Corporate/Other                                                8                  8                    9                   8
                                                        --------------  -----------------    -----------------  ------------------

     TOTAL OTHER REAL ESTATE OWNED                            $   577            $   607              $   717             $   666
                                                        ==============  =================    =================  ==================

     OTHER REPOSSESSED ASSETS (5)                             $   419            $   409              $   479             $   439
                                                        ==============  =================    =================  ==================

                                                                     1Q                   2Q                   3Q
                                                                    2002                 2002                 2002
                                                           --------------------   ------------------   ------------------
     CASH-BASIS AND RENEGOTIATED LOANS
     CORPORATE CASH-BASIS LOANS
     Collateral Dependent (at lower of cost or
       collateral value) (1)                                           $   493              $   485              $   473
     Other                                                               3,502                4,088                4,352
                                                           --------------------   ------------------   ------------------
             Total Corporate Cash-Basis Loans                          $ 3,995              $ 4,573              $ 4,825
                                                           ====================   ==================   ==================

     CORPORATE CASH-BASIS LOANS
       CitiCapital                                                     $   674              $   644              $   757
       JENA (2)                                                            924                1,074                1,096
       Other International (3)                                           2,358                2,766                2,836
       Insurance Subsidiaries                                               38                   38                   43
       Investment Activities                                                 1                   51                   93
                                                           --------------------   ------------------   ------------------
             Total Corporate Cash-Basis Loans                          $ 3,995              $ 4,573              $ 4,825
                                                           ====================   ==================   ==================
     CORPORATE CASH-BASIS LOANS AS A % OF
          TOTAL CORPORATE LOANS                                          2.81%                3.20%                3.50%


     CORPORATE RENEGOTIATED LOANS                                      $   335              $   317              $   267
                                                           ====================   ==================   ==================

     CONSUMER LOANS ON WHICH ACCRUAL OF INTEREST
        HAS BEEN SUSPENDED                                             $ 5,047              $ 4,992              $ 5,055
                                                           ====================   ==================   ==================

     OTHER REAL ESTATE OWNED AND OTHER REPOSSESSED
       ASSETS

     Consumer (4)                                                      $   384                $ 458              $   473
                                                           --------------------   ------------------   ------------------

     Global Corporate and Investment Bank                                  145                  136                  153
     Insurance Subsidiaries                                                125                  123                   54
                                                           --------------------   ------------------   ------------------
             Total Corporate  (4)                                          270                  259                  207
                                                           --------------------   ------------------   ------------------

     Corporate/Other                                                         -                    -                    -
                                                           --------------------   ------------------   ------------------

     TOTAL OTHER REAL ESTATE OWNED                                     $   654              $   717              $   680
                                                           ====================   ==================   ==================

     OTHER REPOSSESSED ASSETS (5)                                      $   381              $   320              $   227
                                                           ====================   ==================   ==================

(1) A cash-basis loan is defined as collateral dependent when repayment is expected to be provided solely by the underlying collateral and there are no other available and reliable sources of repayment, in which case the loans are written down to the lower of cost or collateral value.

(2)  JENA includes Japan, Western Europe and North America.

(3) Other International includes Asia (excluding Japan), Mexico, Latin America, Central and Eastern Europe, Middle East and Africa. Banamex loan data from the third quarter of 2001 forward is included in Mexico. A review of the Banamex credit portfolio was completed in the 2001 fourth quarter which caused Corporate cash-basis loans to increase. This increase does not relate to credit deterioration in the 2001 fourth quarter.


(4) Represents repossessed real estate, carried at lower of cost or fair value, less costs to sell.

(5) Primarily Corporate transportation equipment, carried at lower of cost or fair value, less costs to sell.

Reclassified to conform to the current period's presentation.

                                    SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  October 15, 2002               CITIGROUP INC.


                                       By:      /s/ William P. Hannon
                                                -------------------------------
                                       Name:    William P. Hannon
                                       Title:   Controller
                                                Principal Accounting Officer